AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 22, 2005

                                                     1933 Act File No. 333-
                                                     1940 Act File No. 811-21733

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

      [ X ]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        [    ]      Pre-Effective Amendment No.  ___
                        [    ]      Post-Effective Amendment No.  ___

                                       and

      [ X ]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                        [    ]      Amendment No.  __

                          Liberty All-Star Mid-Cap Fund
               (Exact Name of Registrant as Specified in Charter)

                              One Financial Center
                           Boston Massachusetts 02111
                    (Address of Principal Executive Offices)

                                 (800) 542-3863
              (Registrant's Telephone Number, including Area Code)

                           William R. Parmentier, Jr.
                              One Financial Center
                           Boston Massachusetts 02111
                     (Name and Address of Agent for Service)

                          Copies of Communications to:

                            Clifford Alexander, Esq.
                            Kathy Kresch Ingber, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                         1800 Massachusetts Avenue, N.W.
                                    2nd Floor
                            Washington, DC 20036-1800

                  Approximate Date of Proposed Public Offering:

 As soon as practicable after the effective date of this Registration Statement

                           ---------------------------

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [  X  ]  when declared effective pursuant to section 8(c).


CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------
Title of         Amount Being    Proposed        Proposed        Amount of
Securities       Registered (1)  Maximum         Maximum         Registration
Being                            Offering Price  Aggregate       Fee
Registered                       Per Unit        Offering
                                                 Price(1)
--------------------------------------------------------------------------------
Shares of        50,000          $20.00          $1,000,000.00   $117.70
Beneficial
Interest
--------------------------------------------------------------------------------


(1) Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                       SUBJECT TO COMPLETION, DATED , 2005

PROSPECTUS
----------
                                __________SHARES

                                      LOGO

                        LIBERTY ALL-STAR(R) MID-CAP FUND
                          SHARES OF BENEFICIAL INTEREST
                                 --------------

      INVESTMENT OBJECTIVE AND STRATEGY. Liberty All-Star Mid-Cap Fund ("All-Star" or the "Fund") is a newly organized, multi-managed, diversified, closed-end management investment company. The investment objective of All-Star is to seek total investment return primarily through long-term capital appreciation and secondarily through current income. Under normal market conditions, All-Star will seek its investment objective by investing primarily in a diversified portfolio of mid-cap equity securities. All-Star cannot assure you that it will achieve its investment objective.

      All-Star will allocate its portfolio assets among a number of independent investment management organizations, each having a different investment style (each a "Portfolio Manager"). The Portfolio Managers will be recommended and monitored by All-Star's fund manager, Liberty Asset Management Company ("LAMCO" or "Fund Manager"), an indirect subsidiary of Bank of America Corporation, utilizing processes that LAMCO has employed on behalf of registered closed-end fund clients since 1986. Under normal market conditions, LAMCO expects to allocate initially between 40% and 60% of All-Star's net assets to Portfolio Managers that utilize a "growth" approach to investing, and between 40% and 60% of All-Star's net assets to Portfolio Managers that utilize a "value" approach to investing.

      NO PRIOR TRADING HISTORY. BECAUSE ALL-STAR IS NEWLY ORGANIZED, ITS SHARES HAVE NO HISTORY OF PUBLIC TRADING AND THERE HAS BEEN NO PUBLIC MARKET FOR THE SHARES. SHARES OF CLOSED-END FUNDS FREQUENTLY TRADE AT PRICES BELOW THEIR NET ASSET VALUE ("DISCOUNT"). THE RISK OF LOSS DUE TO THIS DISCOUNT MAY BE GREATER FOR INVESTORS EXPECTING TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD OF TIME AFTER COMPLETION OF THE PUBLIC offering. All-Star intends to apply to list
its  shares on the                 Exchange  ("Exchange").  The  shares  will be
traded under the symbol " ."

                  --------------------------------------------

      INVESTING IN ALL-STAR'S SHARES INVOLVES RISKS THAT ARE DESCRIBED UNDER "RISK FACTORS" BEGINNING ON PAGE OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
                                                             TOTAL ASSUMING
                                                            FULL EXERCISE OF
                                 PER SHARE   TOTAL (1)    OVERALLOTMENT OPTION
--------------------------------------------------------------------------------
Public Offering Price .......        $           $                     $
--------------------------------------------------------------------------------
Sales Load ..................        $           $                     $
--------------------------------------------------------------------------------
Proceeds to All-Star (1)(2)..        $           $                     $
--------------------------------------------------------------------------------

(1)   All-Star  will  pay  its  organizational  and  offering  expenses.   Total
      organizational  expenses  are  estimated  to be $ . Total  expenses of the offering are estimated to be $ , or $ assuming full exercise of the over-allotment option, which represents $ , or $ per share, respectively.
(2) The underwriters have been granted an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an additional shares at the public offering price, less the sales load, to cover over-allotments. If such option is exercised, the total price to the public, and total proceeds to All-Star, will be correspondingly increased. If the over-allotment option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to All-Star will be $ , $ , $ and $ , respectively.

      NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           The underwriters expect to deliver the shares to purchasers
                          on or about           , 2005.

                                          _, 2005.


The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

      PORTFOLIO MANAGERS. It is anticipated that All-Star's investment portfolio initially will be allocated among the following Portfolio Managers:

      o    Fiduciary Management, Inc.

      o    M.A. Weatherbie & Co., Inc.

      o    Mazama Capital Management, Inc.

      o    Schneider Capital Management Corporation

      o

From time to time, Portfolio Managers may be removed or added.

      All-Star's address is One Financial Center, Boston, Massachusetts 02111, and its telephone number is 1-800- - .

      You should read this Prospectus, which contains important information about the Fund that you should know before investing, and retain it for future reference. A Statement of Additional Information dated , 2005, containing additional information about All-Star, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus. The table of contents of the Statement of Additional Information appears on page of this Prospectus. Investors may request a free copy of All-Star's Statement of Additional Information, annual or semi-annual reports (when available), additional information about All-Star, or make shareholder inquiries by calling 1-800- - , writing to the address provided above, or accessing www. .com. The SEC maintains an Internet website at (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding All-Star.

      The shares do not represent a deposit obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Prospectus Summary............................................................ 1

Summary of Fund Expenses......................................................16

The Fund......................................................................17

Use of Proceeds...............................................................17

The Multi-Manager Concept.....................................................17

Investment Objective and Principal Investment Strategies......................22

Risk Factors..................................................................25

Management of All-Star........................................................31

Net Asset Value...............................................................37

Distributions.................................................................38

Automatic Dividend Reinvestment and Cash Purchase Plan........................39

Closed-End Fund Structure ....................................................40

Description of Shares.........................................................41

Anti-Takeover Provisions of the Declaration of Trust: Super-Majority
  Vote Requirement for Conversion to Open-End Status..........................42

Repurchase of Shares; Tender Offers; Conversion to Open-End Fund..............43

Tax Matters...................................................................43

Underwriting..................................................................46

Custodian and Transfer and Dividend Disbursing Agent..........................49

Validity of the Shares........................................................49

Table of Contents of the Statement of Additional Information..................50

                                  -------------

      You should rely only on the information contained in or incorporated by reference into this Prospectus. All-Star has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. All-Star is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this Prospectus is given as of the date of this Prospectus. All-Star's business, financial condition, results of operations and prospects may have changed since the date of this Prospectus.

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

      THIS SUMMARY HIGHLIGHTS SOME INFORMATION THAT IS DESCRIBED MORE FULLY ELSEWHERE IN THIS PROSPECTUS. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE SHARES. YOU SHOULD CAREFULLY REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

THE FUND.........................     Liberty  All-Star Mid-Cap Fund ("All-Star"
                                      or  the  "Fund")  is  a  newly  organized,
                                      multi-managed,   diversified,   closed-end
                                      management  investment  company.  All-Star
                                      will allocate its portfolio assets among a
                                      number    of    independent     investment
                                      management  organizations,  each  having a
                                      different   investment   style  (each,   a
                                      "Portfolio   Manager").    The   Portfolio
                                      Managers will be recommended and monitored
                                      by All-Star's Fund Manager,  Liberty Asset
                                      Management   Company   ("LAMCO"  or  "Fund
                                      Manager"),  utilizing processes that LAMCO
                                      has  employed  on  behalf  of   registered
                                      closed-end  fund clients  since 1986.  See
                                      "The Fund."

INVESTMENT OBJECTIVE
AND PRINCIPAL INVESTMENT
STRATEGIES ......................     All-Star's investment objective is to seek
                                      total investment return, primarily through
                                      long-term    capital    appreciation   and
                                      secondarily through current income.  Under
                                      normal  market  conditions,  All-Star will
                                      seek its investment objective by investing
                                      primarily  in a  diversified  portfolio of
                                      mid-cap equity securities.  Mid-cap equity
                                      securities  are  securities  of  companies
                                      whose market capitalizations are less than
                                      or   equal   to   the    highest    market
                                      capitalization  of  companies  included in
                                      the   Russell   Midcap(R)   Index  or  the
                                      Standard & Poor's  MidCap 400 Index  ("S&P
                                      MidCap 400") (whichever  capitalization is
                                      greater)  and greater than or equal to the
                                      lowest market  capitalization of companies
                                      included  in  these   indices   (whichever
                                      capitalization  is lower).  These  indices
                                      may be  revised  from  time to  time.  All
                                      market  capitalizations  are determined at
                                      the  time  of  purchase.  See  "Investment
                                      Objective   and    Principal    Investment
                                      Strategies" and "Risk Factors."

                                      All-Star  will invest  primarily in equity
                                      securities,  which  include  but  are  not
                                      limited   to  common   stocks,   preferred
                                      stocks, securities convertible into common
                                      stocks  such  as  convertible  bonds,  and
                                      securities     having     common     stock
                                      characteristics   such   as   rights   and
                                      warrants  to purchase  equity  securities.

                                      All-Star    may   lend    its    portfolio
                                      securities, write covered call and put options and engage in options and futures strategies (see "Investment Objective and Principal Investment Strategies" below). Under normal market conditions, at least 80% of the net asset value of All-Star's total assets will be invested in mid-cap equity securities.

                                      Although   All-Star  will,   under  normal
                                      market  conditions,  remain fully invested
                                      in  equity  securities,  up to  20% of the
                                      value  of   All-Star's   net   assets  may
                                      generally be invested in short-term  money
                                      market    instruments.     All-Star    may
                                      temporarily   reduce  its  investments  in
                                      equity securities and invest without limit
                                      in short-term money market instruments for
                                      defensive   purposes  when  LAMCO  or  the
                                      Portfolio   Managers   deem  that   market
                                      conditions    are   such   that   a   more
                                      conservative  approach  to  investment  is
                                      desirable.  Taking a  temporary  defensive
                                      position   may   prevent   All-Star   from
                                      achieving its investment objective.

THE MULTI-MANAGER
CONCEPT..........................     All-Star   will   allocate  its  portfolio
                                      assets   among  a  number   of   Portfolio
                                      Managers,    each   having   a   different
                                      investment  style. The Portfolio  Managers
                                      will  be  recommended   and  monitored  by
                                      LAMCO,  utilizing processes that LAMCO has
                                      employed    on   behalf   of    registered
                                      closed-end fund clients since 1986. From time to time, All-Star will rebalance the portfolio among the Portfolio Managers to adjust to the desired allocations.

                                      In  LAMCO's  opinion,   the  multi-manager
                                      concept  provides  advantages over the use
                                      of  a  single   manager   because  of  the
                                      following primary factors:

                                      (i)  most  equity  investment   management
                                      firms   consistently   employ  a  distinct
                                      investment  style  which  causes  them  to
                                      emphasize     stocks    with    particular
                                      characteristics;

                                      (ii)   because   of   changing    investor
                                      preferences     and    changing     market
                                      conditions,  any  given  investment  style
                                      will move into and out of market favor and
                                      will    result   in   better    investment
                                      performance     under    certain    market
                                      conditions but less successful performance under other conditions;

                                      (iii) by allocating  All-Star's  portfolio
                                      among   Portfolio    Managers    employing
                                      different  styles,  the  impact of any one
                                      such style on investment  performance will
                                      be diluted, and the investment performance
                                      of  the  total   portfolio  will  be  more
                                      consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

                                      (iv)  consistent  performance  at a  given
                                      annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average annual rate of return.

                                      LAMCO,  based on the foregoing  principles
                                      and  on its  analysis  and  evaluation  of
                                      information  regarding  the  personnel and
                                      investment  styles  and  performance  of a
                                      universe    of    numerous    professional
                                      investment  management firms, has selected
                                      for  appointment  by  All-Star  a group of
                                      Portfolio Managers representing a blending
                                      of different  investment  styles which, in
                                      its opinion, are appropriate to All-Star's
                                      investment objective.  Under normal market
                                      conditions,   LAMCO  expects  to  allocate
                                      initally between 40% and 60% of the Fund's net assets to Portfolio Managers that utilize a "growth" approach to investing, and between 40% and 60% of the Fund's net assets to Portfolio Managers that utilize a "value" approach to investing. These allocations are subject to change from time to time in the discretion of LAMCO.

                                      LAMCO  will   continuously   monitor   the
                                      performance   and  investment   styles  of
                                      All-Star's  Portfolio  Managers  and  from
                                      time  to time  may  recommend  changes  of
                                      Portfolio  Managers  based on factors such
                                      as  changes  in  a   Portfolio   Manager's
                                      investment  style  or  a  departure  by  a
                                      Portfolio   Manager  from  the  investment
                                      style  for which it had been  selected,  a
                                      deterioration  in  a  Portfolio  Manager's
                                      performance  relative  to  that  of  other
                                      investment  management  firms practicing a
                                      similar style,  or adverse  changes in its
                                      ownership or personnel.  Portfolio Manager
                                      changes may also be made to change the mix
                                      of   investment    styles    employed   by
                                      All-Star's Portfolio Managers.

THE OFFERING.....................     All-Star is offering  shares of beneficial
                                      interest  (the  "shares")  at an  offering
                                      price  of  $  per   share.   The   minimum
                                      investment   requirement  is  shares.  The
                                      shares  are  being  offered  by a group of
                                      underwriters   represented   by
                                                   . The  underwriters have been
                                      granted an option to  purchase  additional
                                      shares  to  cover   over-allotments.   See
                                      "Underwriting."

FUND MANAGER.....................     All-Star  has  entered  into a  management
                                      agreement  with  LAMCO  ("Fund  Management
                                      Agreement")  pursuant  to  which  LAMCO is
                                      responsible  for  determining   All-Star's
                                      overall   investment   strategy   and  for
                                      selecting,   evaluating,   monitoring  and
                                      rebalancing services amongst the Portfolio
                                      Managers      ("investment      management
                                      services")   as   described   under   "The
                                      Multi-Manager Concept."

                                      Pursuant to the Fund Management Agreement,
                                      LAMCO   is   also   responsible   for  the
                                      provision  of  administrative  services to
                                      All-Star,   including   the  provision  of
                                      office     space,      shareholder     and
                                      broker-dealer communications, compensation
                                      of  officers  of  All-Star  who  are  also
                                      officers  or  employees  of  LAMCO  or its
                                      affiliates,   and   the   supervision   of
                                      transfer  agency,   dividend   disbursing,
                                      custodial and other  services  provided to
                                      All-Star.      Certain      of     LAMCO's
                                      administrative  responsibilities have been
                                      delegated  to  its   affiliate,   Columbia
                                      Management Advisors, Inc. ("CMA").

                                      The  Fund  Management  Agreement  provides
                                      that  All-Star will pay the Fund Manager a
                                      monthly fund  management  fee at an annual
                                      rate of % of All-Star's average weekly net
                                      assets and a monthly administration fee at
                                      an annual rate of % of its average  weekly
                                      net assets. Under the portfolio management
                                      agreement between All-Star, LAMCO and each
                                      Portfolio   Manager  (each,  a  "Portfolio
                                      Management  Agreement"),  LAMCO  pays  the
                                      Portfolio Managers an aggregate monthly portfolio management fee at an annual rate of % of its average weekly net assets.

                                      LAMCO, organized in 1985, is an indirect subsidiary of Bank of America Corporation. As of , 2005, LAMCO managed over $ billion in assets. See "Management of All-Star."

PORTFOLIO MANAGERS...............     All-Star   will   allocate  its  portfolio
                                      assets  among  a  number  of   independent
                                      investment management organizations,  each
                                      having a different  investment  style,  as
                                      selected by LAMCO from time to time. It is
                                      anticipated  that  All-Star's   investment
                                      portfolio   initially  will  be  allocated
                                      among the following Portfolio Managers:

                                      o   Fiduciary Management, Inc.

                                      o   M.A. Weatherbie & Co., Inc.

                                      o   Mazama Capital Management, Inc.

                                      o   Schneider Capital Management
                                          Corporation

                                      o

                                      See "Management of All-Star."

CUSTODIAN AND
TRANSFER AND DIVIDEND DISBURSING                        will serve as All-Star's
AGENT............................     custodian.                   will serve as
                                      All-Star's     transfer    and    dividend
                                      disbursing   agent  and   registrar.   See
                                      "Custodian   and   Transfer  and  Dividend
                                      Disbursing Agent."

AUTOMATIC DIVIDEND
REINVESTMENT AND CASH
PURCHASE PLAN....................     All     dividend    and    capital    gain
                                      distributions  to  shareholders   will  be
                                      automatically   reinvested  in  additional
                                      shares of All-Star,  unless a shareholder,
                                      or a broker or nominee on a  shareholder's
                                      behalf,   elects  to  receive  cash.   See
                                      "Automatic Dividend  Reinvestment and Cash
                                      Purchase Plan."

LISTING..........................     All-Star  intends  to  apply  to list  its
                                      shares  on the  Exchange ("Exchange").

SYMBOL...........................     All-Star's Exchange symbol will be "    ."

CLOSED-END FUND DISCOUNTS........     Shares  of  closed-end   funds  frequently
                                      trade at a market  price that is less than
                                      the value of the net  assets  attributable
                                      to  those  shares.  The  possibility  that
                                      shares  of   All-Star   will  trade  at  a
                                      discount  from net  asset  value is a risk
                                      separate and  distinct  from the risk that
                                      All-Star's  net asset value will decrease.
                                      The  risk  of   purchasing   shares  of  a
                                      closed-end  fund  that  might  trade  at a
                                      discount is more  pronounced for investors
                                      who  wish  to  sell  their   shares  in  a
                                      relatively  short period of time  because,
                                      for those investors, realization of a gain
                                      or loss on their  investments is likely to
                                      be more  dependent upon the existence of a
                                      premium or  discount  than upon  portfolio
                                      performance.    See    "Closed-End    Fund
                                      Structure"  and   "Repurchase  of  Shares;
                                      Tender  Offers;   Conversion  to  Open-End
                                      Fund."

SPECIAL RISK  CONSIDERATIONS......    The following summarizes some of the risks
                                      that you should consider before purchasing
                                      All-Star    shares.    A   more   detailed
                                      description  of these and  other  risks of
                                      investing in All-Star are described  under
                                      "Risk  Factors"  in  this  Prospectus  and
                                      under "Investment  Objective and Policies"
                                      in    the    Statement    of    Additional
                                      Information.

                                      NO OPERATING HISTORY.  All-Star is a newly
                                      organized,   multi-managed,   diversified,
                                      closed-end management investment company with no history of operations.

                                      INVESTMENT  AND MARKET RISK. An investment
                                      in   All-Star's   shares  is   subject  to
                                      investment  risk,  including  the possible
                                      loss of the entire amount that you invest.
                                      Your  investment in the shares  represents
                                      an indirect  investment in the  securities
                                      owned  by  All-Star,  most  of  which  are
                                      anticipated  to be  traded  on a  national
                                      securities     exchange    or    in    the
                                      over-the-counter  markets.  The  value  of
                                      these   securities,   like  other   market
                                      investments,   may   move   up  or   down,
                                      sometimes rapidly and unpredictably. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions.

                                      MARKET DISCOUNT RISK. Shares of closed-end management investment companies such as All-Star frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares of All-Star soon after the completion of the public offering. The shares of All-Star were designed primarily for long-term investors, and investors in All-Star shares should not view All-Star as a vehicle for trading purposes. See "Closed-End Fund Discounts" above.

                                      COMMON STOCK RISK. All-Star is not limited
                                      in the  percentage  of its assets that may
                                      be  invested  in common  stocks  and other
                                      equity securities, and therefore a risk of
                                      investing  in the  Fund  is  equity  risk.
                                      Equity  risk is the risk  that the  market
                                      value of securities  held by All-Star will
                                      fall due to  general  market  or  economic
                                      conditions,   perceptions   regarding  the
                                      industries   in  which  the   issuers   of
                                      securities  held by All-Star  participate,
                                      and  the  particular   circumstances   and
                                      performance of particular  companies whose
                                      securities All-Star holds. For example: an
                                      adverse  event,  such  as  an  unfavorable
                                      earnings report,  may depress the value of
                                      equity  securities  of an  issuer  held by
                                      All-Star;  the price of common stock of an
                                      issuer may be  particularly  sensitive  to
                                      general  movements in the stock market; or
                                      a drop in the stock market may depress the
                                      price of most or all of the common  stocks
                                      and  other  equity   securities   held  by
                                      All-Star. In addition,  common stock of an
                                      issuer in All-Star's portfolio may decline
                                      in  price  if the  issuer  fails  to  make
                                      anticipated   dividend  payments  because,
                                      among  other  reasons,  the  issuer of the
                                      security  experiences  a  decline  in  its
                                      financial    condition.    Common   equity
                                      securities  in which  All-Star will invest
                                      are structurally subordinated to preferred
                                      stocks,  bonds and other debt  instruments
                                      in a company's capital structure, in terms
                                      of  priority  to  corporate  income,   and
                                      therefore   will  be  subject  to  greater
                                      dividend  risk  than  preferred  stocks or
                                      debt  instruments  of  such  issuers.   In
                                      addition,  while broad market  measures of
                                      commons stocks have historically generated
                                      higher  average  returns than fixed income
                                      securities,   common   stocks   have  also
                                      experienced significantly more volatility in those returns.

                                      PREFERRED   SECURITIES   RISK.   Preferred
                                      equity  securities  involve  credit  risk,
                                      which is the risk that a preferred  equity
                                      security will decline in price, or fail to
                                      pay dividends when  expected,  because the
                                      issuer   experiences   a  decline  in  its
                                      financial  status.  In  addition to credit
                                      risk,   investment  in  preferred   equity
                                      securities  involves  certain other risks.
                                      Certain    preferred   equity   securities
                                      contain  provisions  that  allow an issuer
                                      under    certain    conditions   to   skip
                                      distributions     (in    the    case    of
                                      "non-cumulative"      preferred     equity
                                      securities) or defer distributions (in the
                                      case  of  "cumulative"   preferred  equity
                                      securities).  Preferred equity  securities
                                      often  contain  provisions  that allow for
                                      redemption  in the event of certain tax or
                                      legal changes or at the issuers'  call. In
                                      the event of redemption,  All-Star may not
                                      be  able  to  reinvest   the  proceeds  at
                                      comparable  rates  of  return.   Preferred
                                      equity securities typically do not provide
                                      any  voting  rights,  except in cases when
                                      dividends are in arrears  beyond a certain
                                      time   period,   which  varies  by  issue.
                                      Preferred     equity     securities    are
                                      subordinated   to  bonds  and  other  debt
                                      instruments   in   a   company's   capital
                                      structure   in   terms  of   priority   to
                                      corporate income and liquidation payments,
                                      and  therefore  will be subject to greater
                                      credit  risk than those debt  instruments.
                                      Preferred   equity   securities   may   be
                                      significantly  less liquid than many other
                                      securities,   such  as   U.S.   government
                                      securities,   corporate   debt  or  common
                                      stock.

                                      CONVERTIBLE  SECURITY  RISK.   Convertible
                                      securities  generally offer lower interest
                                      or dividend  yields  than  non-convertible
                                      fixed-income  securities of similar credit
                                      quality   because  of  the  potential  for
                                      capital appreciation. The market values of
                                      convertible  securities tend to decline as
                                      interest rates  increase and,  conversely,
                                      to  increase as  interest  rates  decline.
                                      However,  a convertible  security's market
                                      value  also  tends to  reflect  the market
                                      price of the common  stock of the  issuing
                                      company, particularly when the stock price
                                      is greater than the convertible security's
                                      conversion  price. The conversion price is
                                      defined  as  the  predetermined  price  or
                                      exchange  ratio at which  the  convertible
                                      security can be converted or exchanged for
                                      the underlying common stock. As the market
                                      price  of  the  underlying   common  stock
                                      declines below the conversion  price,  the
                                      price of the convertible security tends to
                                      be  increasingly  influenced  more  by the
                                      yield of the convertible  security than by
                                      the market price of the underlying  common
                                      stock.  Thus,  it may not decline in price
                                      to  the  same  extent  as  the  underlying
                                      common stock,  and convertible  securities
                                      generally  have less potential for gain or
                                      loss   than   common   stocks.    However,
                                      mandatory convertible securities generally
                                      do not limit the potential for loss to the
                                      same extent as securities  convertible  at
                                      the option of the holder.  In the event of
                                      a  liquidation  of  the  issuing  company,
                                      holders of convertible securities would be
                                      paid   before   that   company's    common
                                      stockholders.  Consequently,  an  issuer's
                                      convertible  securities  generally  entail
                                      less risk than its common stock.  However,
                                      convertible  securities  fall  below  debt
                                      obligations of the same issuer in order of
                                      preference  or  priority in the event of a
                                      liquidation  and are typically  unrated or
                                      rated lower than such debt obligations. In
                                      addition,  contingent payment  convertible
                                      securities   allow  the  issuer  to  claim
                                      deductions  based  on  its  nonconvertible
                                      cost of debt,  which generally will result
                                      in deductions in excess of the actual cash
                                      payments  made  on  the  securities   (and
                                      accordingly, holders will recognize income in amounts in excess of the cash payments received).

                                      MID-CAP COMPANY RISK. All-Star will invest primarily in equity securities of mid-cap companies. Stocks of mid-sized companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. Mid-cap companies also carry additional risks because their earnings and revenues tend to be less predictable.

                                      INTEREST RATE RISK.  Interest rate risk is
                                      the risk that fixed-income securities, and
                                      to a lesser extent  dividend-paying common
                                      stocks,  will decline in value  because of
                                      changes  in market  interest  rates.  When
                                      market  interest  rates  rise,  the market
                                      value of such  securities  generally  will
                                      fall.   Because  All-Star  may  invest  in
                                      certain preferred stocks and  fixed-income
                                      securities   that  pay  a  fixed  rate  of
                                      return, the net asset value and market price of All-Star's shares could decline if the market interest rate applicable to such investments were to rise.

                                      CREDIT RISK.  Credit risk is the risk that
                                      a security  in the Fund's  portfolio  will
                                      decline in price or fail to make  dividend
                                      or interest  payments when due because the
                                      issuer  of  the  security   experiences  a
                                      decline in its financial status. Preferred
                                      and  convertible  securities are typically
                                      subordinated   to  bonds  and  other  debt
                                      instruments   in   a   company's   capital
                                      structure,   in  terms  of   priority   to
                                      corporate income, and therefore will be subject to greater credit risk than those debt instruments.

                                      OPTIONS  AND  FUTURES   STRATEGIES   RISK.
                                      Options   and   futures   are    financial
                                      contracts  whose  value  depends  on or is
                                      derived  from the  value of an  underlying
                                      asset,   reference   rate  or  index   (or
                                      relationship    between   two    indexes).
                                      All-Star  may use options and futures as a
                                      substitute  for  taking a  position  in an
                                      underlying  security or other asset and/or
                                      as part of a strategy  designed  to reduce
                                      exposure to other risks. All-Star's use of
                                      options   and   futures   involves   risks
                                      different from, and possibly greater than,
                                      the risks  associated  with  investing  in
                                      securities    and    other     traditional
                                      investments.   Options   and  futures  are
                                      subject  to a number  of  risks  described
                                      elsewhere  in  this  Prospectus,  such  as
                                      illiquid  securities  risk,  interest rate
                                      risk and credit  risk.  They also  involve
                                      the  risk  of   mispricing   or   improper
                                      valuation and the risk that changes in the
                                      value of the  options  and futures may not
                                      correlate  perfectly  with the  underlying
                                      asset,  rate or index. If All-Star invests
                                      in options and futures, it could lose more
                                      than the principal  amount  invested.  The
                                      use of options and futures also may affect
                                      the  amount,   character   and  timing  of
                                      recognition   of  the  gains  and   losses
                                      All-Star realizes in connection therewith.
                                      In addition,  suitable options and futures
                                      transactions  may not be  available in all
                                      circumstances   and   there   can   be  no
                                      assurance that All-Star will engage in these transactions to reduce exposure to other risks when that would be beneficial.

                                      MANAGEMENT  RISK.  All-Star  is subject to
                                      management  risk because it is an actively
                                      managed  investment  portfolio.  LAMCO and
                                      the   Portfolio    Managers   will   apply
                                      investment techniques and risk analyses in selecting Portfolio Managers and making investment decisions for All-Star, but there can be no guarantee that these will produce the desired results.

                                      GROWTH  STOCK RISK.  Initially  LAMCO will
                                      allocate between 40% and 60% of All-Star's
                                      net  assets  to  Portfolio  Managers  that
                                      utilize a "growth"  approach to investing.
                                      Over time, depending on market conditions,
                                      this  allocation may increase or decrease.
                                      Growth  stocks  are  stocks  of  companies
                                      believed to have  above-average  potential
                                      for growth in  revenue  and  earnings.  In
                                      certain  market   conditions,   prices  of
                                      growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

                                      VALUE  STOCK RISK.  Initially,  LAMCO WILL
                                      allocate between 40% and 60% of All Star's
                                      net  assets  to  Portfolio  Managers  that
                                      utilize a "value"  approach to  investing.
                                      Over time, depending on market conditions,
                                      this  allocation may increase or decrease.
                                      Value stocks are stocks of companies  that
                                      may have  experienced  adverse business or
                                      industry developments or may be subject to
                                      special  risks that have caused the stocks
                                      to be out of  favor  and,  in a  Portfolio
                                      Manager's  opinion,  undervalued.  If  the
                                      Portfolio   Manager's   assessment   of  a
                                      company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the Portfolio Manager has placed on it.

                                      FOREIGN  SECURITIES  RISK.   All-Star  may
                                      invest  up to  25% of its  net  assets  in
                                      securities of foreign (non-U.S.)  issuers.
                                      Investments in foreign  securities involve
                                      risks in addition to those of  investments
                                      in  U.S.  issuers.   These  risks  include
                                      political  and  economic  risks,  currency
                                      fluctuations,  higher  transaction  costs,
                                      less  liquidity  and  greater  volatility,
                                      delayed  settlement,  and  less  stringent
                                      investor   protection  and  disclosure  of
                                      standards if some foreign markets. These risks can make investments in foreign issuers more volatile and potentially less liquid than investments in U.S. issuers.

                                      TAX RISK. All-Star may invest in preferred
                                      securities,   convertible  securities,  or
                                      other  securities  the federal  income tax
                                      treatment of the income from which may not
                                      be   clear   or   may   be    subject   to
                                      recharacterization by the Internal Revenue
                                      Service   ("IRS").   It   could   be  more
                                      difficult for All-Star to comply with the tax requirements applicable to regulated investment companies if the tax treatment of the income from its investments were successfully challenged by the IRS.

                                      The  tax  treatment  of  amounts  All-Star
                                      designates  as qualified  dividend  income
                                      may be affected by IRS  interpretations of
                                      the  Internal  Revenue  Code of  1986,  as
                                      amended (the "Code"),  and future  changes
                                      in   the   Code   and   the    regulations
                                      thereunder.  Moreover,  unless legislative
                                      action  is  taken,   the   favorable   tax
                                      treatment of qualified dividend income, as
                                      well as the 15% maximum Federal income tax
                                      rate on  individuals'  net  capital  gain,
                                      will expire for taxable  years  commencing
                                      after   December   31,   2008.   See  "Tax
                                      Matters."  If  All-Star  has   significant
                                      holdings  in   securities   that  generate
                                      qualified dividend income, its share price
                                      may be volatile while  Congress  considers
                                      an   extension  of  that   favorable   tax
                                      treatment,  depending  on the  anticipated
                                      outcome of the  legislation.  There can be
                                      no assurance as to what  portion,  if any,
                                      of    All-Star's     distributions    will
                                      constitute qualified dividend income.

                                      COUNTERPARTY RISK. All-Star may be subject
                                      to  credit   risk  with   respect  to  the
                                      counterparties to certain options, futures
                                      and repurchase  agreements entered into by
                                      All-Star.   If  a   counterparty   becomes
                                      bankrupt or otherwise fails to perform its
                                      obligations   under  a  contract   due  to
                                      financial   difficulties,   All-Star   may
                                      experience significant delays in obtaining
                                      any  recovery  under  the  contract  in  a
                                      bankruptcy    or   other    reorganization
                                      proceeding. All-Star may obtain only a limited recovery or may obtain no recovery in such circumstances.

                                      RIGHTS  AND  WARRANTS  RISK.   Rights  and
                                      warrants  are  subject to the same  market
                                      risks  as  common  stocks,  but  are  more
                                      volatile in price.  Rights and warrants do
                                      not carry the right to dividends or voting
                                      rights  with  respect to their  underlying
                                      securities,  and they do not represent any
                                      rights  in the  assets of the  issuer.  An
                                      investment  in rights or  warrants  may be
                                      considered  speculative.  In addition, the
                                      value  of a  right  or  warrant  does  not
                                      necessarily  change  with the value of the
                                      underlying security and a right or warrant
                                      ceases   to  have   value  if  it  is  not
                                      exercised  prior to its  expiration  date.
                                      The   purchase   of   warrants  or  rights
                                      involves the risk that All-Star could lose
                                      the  purchase  value of a right or warrant
                                      if the right to subscribe  for  additional
                                      shares  is  not  exercised  prior  to  the
                                      rights' or warrants' expiration. Also, the
                                      purchase of rights and  warrants  involves
                                      the risk that the effective price paid for
                                      the   right  or   warrant   added  to  the
                                      subscription price of the related security
                                      may  exceed  the  value of the  subscribed
                                      security's market price such as when there
                                      is  no   movement  in  the  price  of  the
                                      underlying  security.

                                      ILLIQUID  SECURITIES  RISK.  All-Star  may
                                      invest  up to  15% of its  net  assets  in
                                      securities    that,   at   the   time   of
                                      investment,    are   illiquid.    Illiquid
                                      securities are not readily  marketable and
                                      may include  some  restricted  securities.
                                      Illiquid  securities involve the risk that
                                      the securities will not be able to be sold
                                      at the  time  desired  by  All-Star  or at
                                      prices  approximating  the  value at which
                                      All-Star is carrying the securities on its
                                      books.   The  market   price  of  illiquid
                                      securities generally is more volatile than that of more liquid securities, which may adversely affect the price that All-Star pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and LAMCO's/the Portfolio Managers' judgment may play a greater role in the valuation process.

                                      MARKET  DISRUPTION  RISK.  Certain  events
                                      have a disruptive effect on the securities
                                      markets,   such   as   terrorist   attacks
                                      (including  the  terrorist  attacks in the
                                      U.S. on September 11, 2001), war and other
                                      geopolitical   events.   All-Star   cannot
                                      predict the  effects of similar  events in
                                      the future on the U.S. economy. Securities
                                      of  mid-cap  companies  tend  to  be  more
                                      volatile   than   securities   of   larger
                                      companies  so that  these  events  and any
                                      actions  resulting  from  them  may have a
                                      greater   impact   on   the   prices   and
                                      volatility   of   securities   of  mid-cap
                                      companies than on securities of larger companies.

                                      INFLATION RISK. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the shares and distributions can decline.

                                      DEFLATION RISK. Deflation risk is the risk
                                      that prices throughout the economy decline
                                      over  time,  which  may  have  an  adverse
                                      effect   on  the   market   valuation   of
                                      companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of All-Star's portfolio.

DISTRIBUTIONS....................     When  All-Star's  Board of  Trustees  (the
                                      "Board") determines that market conditions
                                      are  favorable  and  that  other  factors,
                                      including its levels of net income and net
                                      realized and unrealized  capital gains are
                                      appropriate,    and    All-Star    obtains
                                      exemptive  relief from the SEC, it intends
                                      to adopt a  managed  distribution  policy.
                                      Under  that  policy,  All-Star  would  pay
                                      distributions   on  its  shares   totaling
                                      approximately % of its net asset value per
                                      year,    payable    in   four    quarterly
                                      distributions  of  approximately  % of its
                                      net asset  value at the  close of  regular
                                      trading  on the  Exchange  on  the  Friday
                                      prior to each quarterly  declaration date.
                                      These fixed distributions,  which will not
                                      necessarily be related to All-Star's net
                                      investment  income or net realized capital
                                      gains or  losses,  will be  taxable in any
                                      taxable   year,   up  to  the   amount  of
                                      All-Star's    current   and    accumulated
                                      earnings and profits, as ordinary dividend
                                      income, qualified dividend income (taxable
                                      at a maximum 15%  federal  income tax rate
                                      for  individuals),  or  long-term  capital
                                      gain  to  the  extent  they  reflect  such
                                      income or gain earned by All-Star for that
                                      year. If, for any calendar year, the total
                                      distributions    made   under   All-Star's
                                      distribution   policy   exceed   its   net
                                      investment income and net realized capital
                                      gains,  the  excess  will be  treated as a
                                      non-taxable  return  of  capital  to  each
                                      shareholder  (up  to  the  amount  of  the
                                      shareholder's  basis in his or her shares)
                                      and  thereafter  as gain  from the sale of
                                      shares.    The   amount   treated   as   a
                                      non-taxable return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of those shares.

                                      All-Star  may,  in the  discretion  of the
                                      Board,  retain for  reinvestment,  and not
                                      distribute,  net long-term capital gain in
                                      excess  of  net  short-term  capital  loss
                                      ("net  capital  gain") for any year to the
                                      extent that its net investment  income and
                                      net  realized   gains  exceed  the  amount
                                      distributed   for  that  year   under  its
                                      distribution policy.  Retained net capital
                                      gains will be taxed to both  All-Star  and
                                      the  shareholders  as  long-term   capital
                                      gains; however, each shareholder will be able to claim a proportionate share of the federal income tax paid by All-Star as a credit against his or her own federal income tax liability and will be entitled to increase the adjusted tax basis in his or her shares by the difference between the amount taxed and the credit. See "Distributions."

                                      All-Star  will  pay its  distributions  to
                                      shareholders in the form of either cash or
                                      newly issued  shares (plus cash in lieu of
                                      fractional  shares that would otherwise be
                                      issuable).    In    order    to    receive
                                      distributions  in additional  newly issued
                                      shares,   a  shareholder   holding  shares
                                      through  the  Fund's  transfer  agent must
                                      participate   in   All-Star's    Automatic
                                      Dividend  Reinvestment  and Cash  Purchase
                                      Plan;  each All-Star  shareholder  holding
                                      shares  through the Fund's  transfer agent
                                      will   automatically   be  a   participant
                                      therein.     See    "Automatic    Dividend
                                      Reinvestment   and  Cash  Purchase  Plan."
                                      Investors   that  hold  shares  through  a
                                      brokerage firm, bank or other intermediary
                                      as the stockholder of record,  may receive
                                      distributions  in  cash  or  newly  issued
                                      shares  depending  on  the   intermediary.
                                      Investors     should     contact     their
                                      intermediary for more information.

                                      All-Star  and LAMCO  have  applied  to the
                                      Securities and Exchange Commission ("SEC")
                                      for an exemptive  order to permit All-Star
                                      to  distribute  capital  gains as often as
                                      quarterly,  in  accordance  with a managed
                                      distribution policy.  Although the SEC has
                                      granted this type of  exemptive  relief in
                                      the past,  there can be no assurance  that
                                      the SEC will grant the requested exemptive
                                      order  to   All-Star   and  LAMCO.   Until
                                      All-Star  adopts the managed  distribution
                                      policy,  All-Star will make  distributions
                                      at least in amounts sufficient to maintain
                                      its   qualification  for  treatment  as  a
                                      regulated  investment  company.   All-Star
                                      does not believe that this will affect the
                                      Portfolio   Manager's  ability  to  manage
                                      All-Star's    assets   pursuant   to   the
                                      strategies     discussed    herein.    See
                                      "Investment    Objective   and   Principal
                                      Investment Strategies."

ANTI-TAKEOVER PROVISIONS.........     All-Star's   Declaration   of  Trust   and
                                      By-Laws have provisions (commonly referred
                                      to as  "anti-takeover  provisions")  which
                                      are   intended   to  have  the  effect  of
                                      limiting the ability of other  entities or
                                      persons to acquire control of All-Star, to
                                      cause   it   to    engage    in    certain
                                      transactions,  or to modify its structure.
                                      For instance,  the affirmative vote of 75%
                                      of the shares of the Fund is  required  to
                                      authorize  All-Star's  conversion  from  a
                                      closed-end   to  an  open-end   investment
                                      company,   unless   such   conversion   is
                                      recommended by All-Star's  Board, in which
                                      event such  conversion  would only require
                                      the    majority    vote   of    All-Star's
                                      shareholders, as defined in the Investment
                                      Company Act of 1940, as amended (the "1940
                                      Act").  A  similar   shareholder  vote  is
                                      required to authorize a merger,  sale of a
                                      substantial  part of the assets or similar
                                      transactions  with  persons   beneficially
                                      owning  5% or more of  All-Star's  shares,
                                      unless approved by All-Star's  Board under
                                      certain   conditions.   These   provisions
                                      cannot  be   amended   without  a  similar
                                      super-majority    vote.    In    addition,
                                      All-Star's  Board is  divided  into  three
                                      classes, each of which has a term of three
                                      years and only one of which is  elected at
                                      each annual meeting of  shareholders.  See
                                      "Description of Shares" and "Anti-Takeover
                                      Provisions  of the  Declaration  of Trust;
                                      Super-Majority    Vote   Requirement   for
                                      Conversion to Open-End Status."

DISPOSITION OF SHARES............     You will be free to dispose of your shares
                                      on the Exchange or other  markets on which
                                      the  shares  may   trade,   but,   because
                                      All-Star is a closed-end fund, you do not have the right to redeem your shares.

--------------------------------------------------------------------------------
You should carefully consider your ability to assume the foregoing risks before making an investment in the Fund. An investment in shares of the Fund is not appropriate for all investors.
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                                       14

                            SUMMARY OF FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES

      Sales Load (as a percentage of offering price).........................___

      Expenses Borne by the Fund (as a percentage of offering price)(1)......___

      Automatic Dividend Reinvestment and Cash Purchase Plan Fees (2)........___

ANNUAL EXPENSES (as a percentage of net assets attributable to shares of beneficial interest)

      Management and Administrative Fees....................................___%

      Other Expenses (3)....................................................___%

      Total Annual Expenses.................................................___%

EXAMPLE: You would pay the following expenses on an investment (at net asset value) of $1,000, assuming (i) total net annual expenses of % of net assets attributable to shares of All-Star and (ii) a 5% annual return and reinvestment of all dividends and distributions at net asset value.

               1 YEAR             3 YEARS            5 YEARS           10 YEARS
               ------             -------            -------           --------

      THE FIGURES IN THE EXAMPLE ARE INTENDED TO ILLUSTRATE THE EFFECT OF ALL-STAR'S EXPENSES, BUT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE RETURNS AND EXPENSES, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THE EXAMPLE ABOVE ASSUMES THAT THE ESTIMATED "OTHER EXPENSES" ARE ACCURATE AND THAT ALL DISTRIBUTIONS ON THE SHARES ARE REINVESTED AT NET ASSET VALUE.

(1)   All-Star  will  pay  its  organizational  and  offering  expenses.   Total
      organizational expenses are estimated to be $ . Total expenses of the offering are estimated to be $ , or $ assuming full exercise of the over-allotment option, which represents $ , or $ per share, respectively.

(2) A shareholder that directs the plan agent to sell shares held in an Automatic Dividend Reinvestment and Cash Purchase Plan account will incur brokerage charges.

(3) "Other Expenses" shown under the "Annual Expenses" table are estimated amounts for All-Star's first year of operations, unless otherwise indicated, and assume that All-Star issues shares. If All-Star issues fewer shares, all other things being equal, these expenses would increase as a percentage of net assets.

      The tables and example above are intended to assist investors in understanding the various costs and expenses that an investor will bear directly and indirectly in the purchasing and owning of All-Star's shares. The "Shareholder Transaction Expenses" table shows the expenses that an investor will incur when buying shares of All-Star, whether in this offering, in the open market or through All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan. The "Annual Expenses" table shows the costs and expenses, as a percentage of net assets, associated with an investment in the shares. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's first full year of operations and assume that the Fund issues shares. If the Fund issues fewer shares, all other things being equal, these expenses, as a percentage of the Fund's net assets attributable to its shares, would increase.

                                    THE FUND

      Liberty All-Star Mid-Cap Fund ("All-Star" or the "Fund") is a newly organized, multi-managed, diversified, closed-end management investment company. All-Star will allocate its portfolio assets among a number of independent investment management organizations each having a different investment style. All-Star is designed primarily for long-term investment and not as a trading vehicle. All-Star was organized as a Massachusetts business trust on , 2005 and, as a newly organized entity, has no operating history or history of public trading. All-Star's address is One Financial Center, Boston, Massachusetts 02111 and its telephone number is 1-800- - .

                                 USE OF PROCEEDS

      The net proceeds of this offering will be approximately $ ($ if the underwriters exercise the over-allotment option in full) after payment of the estimated offering expenses. All-Star will pay its organizational and offering expenses. Total organizational expenses are estimated to be $ . Total expenses of the offering are estimated to be $ , or $ assuming full exercise of the over-allotment option, which represents $ , or $ per share, respectively. The proceeds of the offering will be invested by All-Star's Portfolio Managers in portfolio securities in accordance with All-Star's investment objective and strategies. It is currently anticipated that the Portfolio Managers will be able to invest the net proceeds of the offering in accordance with All-Star's investment objective and strategies within three months from completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, high-quality money market instruments, including U.S. Government Securities that may include shares of money market funds managed by LAMCO, CMA or their respective affiliates.

                            THE MULTI-MANAGER CONCEPT

      All-Star will allocate its portfolio assets among a number of Portfolio Managers, each having a different investment style. The Portfolio Managers will be recommended and monitored by LAMCO, utilizing processes that LAMCO has employed on behalf of registered closed-end fund clients since 1986. From time to time, All-Star will rebalance the portfolio among the Portfolio Managers to adjust to the desired allocations.

      In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager because of the following primary factors:

      (i) most equity investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics;

      (ii) because of changing investor preferences and market fluctuations, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions but less successful performance under other conditions;

      (iii) by allocating All-Star's portfolio among Portfolio Managers employing different styles, the impact of any one such style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long term than if a single style was employed throughout the entire period; and

      (iv) consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average annual rate of return.

      LAMCO, based on the foregoing principles and on its analysis and evaluation of information regarding the personnel and investment styles and performance of a universe of numerous professional investment management firms, has initially selected for appointment by All-Star a group of Portfolio Managers representing a blending of different investment styles which, in its opinion, are appropriate to achieve All-Star's investment objective.

      LAMCO continuously monitors the performance and investment styles of All-Star's Portfolio Managers and from time to time recommends to the Board of All-Star changes of Portfolio Managers based on factors such as changes in a Portfolio Manager's investment style or a departure by a Portfolio Manager from the investment style for which it had been selected, a deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel. Portfolio Manager changes may also be made to change the mix of investment styles employed by All-Star's Portfolio Managers.

      All-Star Portfolio Manager changes, as well as the periodic rebalancings of its portfolio among the Portfolio Managers and the need to raise cash for All-Star's quarterly distributions, may result in some portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover could cause All-Star to experience increased brokerage commission costs and may result in greater realization of income and capital gains, which are taxable to shareholders when distributed to them.

      All-Star and LAMCO have applied to the SEC for an exemptive order that would permit All-Star and LAMCO, with the approval of the Board, to enter into a portfolio management agreement with a new or additional Portfolio Manager in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, All-Star's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at All-Star's next regularly scheduled annual shareholder meeting following the date of the new or additional portfolio management agreement. Information about Portfolio Manager changes or additions made in advance of shareholder approval will be announced in a press release following Board action and will be included in the next report to shareholders. Although the SEC has granted this type of exemptive relief in the past, there can be no assurance that the SEC will grant the requested exemptive order to All-Star and LAMCO. Prior to receiving relief, and if the relief is not granted, LAMCO would propose any Portfolio Manager change to the Board. Approval of a majority of the Board, including a majority of the Independent Trustees, would be required to approve a new Portfolio Manager. If Board approval is obtained, LAMCO would then be required to submit the proposed change to shareholders for approval. Only Board approval would be necessary once exemptive relief is obtained.

      All-Star anticipates that it initially will have up to Portfolio Managers, each responsible for its portion of All-Star's assets as discussed below. From time to time, the number of Portfolio Managers and/or allocations to Portfolio Managers may change as circumstances change. For example, LAMCO, subject to the oversight of the Board, may determine to modify allocations among existing Portfolio Managers, remove Portfolio Managers or add Portfolio Managers. Under normal market conditions, LAMCO expects to recommend to the Board an initial allocation of between 40% and 60% of the Fund's net assets to Portfolio Managers that utilize a "growth" approach to investing, and between 40% and 60% of the Fund's net assets to Portfolio Managers that utilize a "value" approach to investing. Initially, the Portfolio Managers will be:

GROWTH MANAGERS

M.A. WEATHERBIE & CO., INC. ("M.A. Weatherbie")

      M.A. Weatherbie will invest its portion of All-Star's portfolio primarily in companies with enduring competitive advantages and high, sustainable earnings growth.

MAZAMA CAPITAL MANAGEMENT, INC. ("MAZAMA")

      Mazama will invest its portion of All-Star's portfolio primarily in companies that are gaining market share and are positioned to accelerate their revenue and earnings growth rates.

VALUE MANAGERS

FIDUCIARY MANAGEMENT, INC. ("FIDUCIARY MANAGEMENT")

      Fiduciary Management will invest its portion of All-Star's portfolio primarily in companies with durable business franchises that are selling at a discount to their intrinsic value.

SCHNEIDER CAPITAL MANAGEMENT CORPORATION ("Schneider")

      Schneider will invest its portion of All-Star's portfolio primarily in companies that are overlooked and undervalued where the firm expects a rebound in earnings.

                          will  invest  its  portion  of  All-Star's   portfolio
primarily in companies that                 .

INVESTMENT PHILOSOPHY AND PROCESS OF EACH PORTFOLIO MANAGER

M.A. WEATHERBIE & CO., INC.

      M.A. Weatherbie is a growth stock investor. Its investment philosophy is to own smaller growth companies that can demonstrate both superior earnings growth and high investment quality over time and which are reasonably priced relative to their intrinsic value. M.A. Weatherbie refers to these companies as "foundation" growth stocks, as they are expected to consistently meet or exceed expectations.

      M.A. Weatherbie believes that All-Star should be positioned to take advantage of pricing distortions that arise when growth companies temporarily disappoint investors. M. A. Weatherbie will invest up to a third of its portion of the Fund in "opportunity" growth stocks, i.e., companies that it knows very well where earnings have been temporarily depressed and it believes that change is under way which will re-accelerate earnings growth. M.A. Weatherbie believes that by focusing on "opportunity" growth stocks in addition to "foundation" growth stocks, All-Star will be positioned to capture earnings growth in two ways, adding incremental value.

MAZAMA CAPITAL MANAGEMENT, INC.

      Mazama is a growth manager. At the heart of Mazama's investment philosophy is the belief that exceptional investment returns can be achieved by investing in a diversified portfolio of quality companies that have made recent investments in people, products, facilities and/or services and are now positioned to outperform expectations. Buying these quality, timely companies at a good valuation relative to their expected return on equity and earning-per-share growth rates enhances the opportunity for attractive gains and minimizes risk of downside price movements.

      Mazama will manage its allocated portion of All-Star's portfolio using a bottom-up approach to security selection. The firm utilizes a proprietary model as the framework for security selection and portfolio construction decisions. Mazama's security selection process begins by screening the universe of companies found in the Russell 3000 Index looking for companies with attractive growth characteristics and focusing on those with market capitalizations ranging from $3 billion to $20 billion. Mazama employs a Proprietary Price Performance model to identify a group of 300 to 400 companies that, in its judgment, may represent attractive investment opportunities. Eighty or more of those companies will be selected as investments appropriate for the portion of All-Star managed by Mazama. The model takes into account both quantitative and qualitative factors in order to identify companies that meet certain criteria. These factors include: (i) the quality of management and key personnel, (ii) the company's ability to meet or exceed earnings estimates, (iii) estimated return on equity divided by a company's forward price-to-earnings ratio, and (iv) estimated earnings growth divided by a company's forward price-to-earnings ratio. Companies passing the initial screening are further analyzed by Mazama using rigorous fundamental analysis.

      Mazama's philosophy takes advantage of the market inefficiencies that exist within the universe of mid-cap equity securities. These inefficiencies include the fact that very few people have comprehensive, accurate information on these companies. Mazama has the ability to capitalize on that lack of broadly known information, because of the rigorous, fundamental research to uncover that information.

FIDUCIARY MANAGEMENT, INC.

      Fiduciary Management is a value manager. Fiduciary Management has been managing money using the same investment philosophy and process for over 25 years. As a result, Fiduciary Management knows how portfolio companies have been valued over many market cycles. Fiduciary Management seeks to purchase the securities of durable companies at value prices in order to achieve superior investment results over a three- to four-year time horizon.

      To identify potential investments, Fiduciary Management runs a "screen" for companies that are undervalued relative to their historical valuation or their peer group. Fiduciary Management always analyzes the upside and downside risk of any investment. Fiduciary Management believes that the price of a security should be low enough that a client can profit - or simply avoid a loss.

      Fiduciary Management focuses its fundamental research on three areas: (1) the evaluation of a company's business model; (2) a financial analysis of the company; and (3) an assessment of the company's management. Fiduciary Management's financial analysis includes a thorough review of a company's Return on Invested Capital ("ROIC"). The ROIC model helps Fiduciary Management cut through the earnings "noise" to get a true picture of a company's performance over time. Fiduciary Management also considers the company's business, whether the stock is trading at a reasonable valuation and the ownership and control of the company and its management team.

      Companies that meet Fiduciary Management's investment criteria are presented to the investment policy committee for consideration. The investment policy committee is comprised of five senior investment professionals: Every member of the committee has an equal vote. To be approved for investment, a company must receive a unanimous vote of the investment committee. If one committee member votes against the company, the company is placed on Fiduciary Management's monitor list and a researcher is instructed to revisit any outstanding questions.

      A new company recommended for All-Star's portfolio will have an initial position size ranging between 1% and 4%. The exact weighting will be dependent on both its valuation (i.e., the level of the discount to the company's stock price to its intrinsic value) and the liquidity of the stock.

SCHNEIDER CAPITAL MANAGEMENT CORPORATION

      Schneider  believes  that  disciplined  deep value  investing,  built on a solid-research driven foundation, delivers success over time. Schneider concentrates its efforts on identifying new investment ideas and identifying and anticipating dynamic positive market changes.

      Schneider employs a five-point investment process based on new idea generation, independent analysis, a ranking system, portfolio construction, and a rigorous sell discipline. Utilizing a wide range of information sources, Schneider focuses on identifying promising new investment opportunities. Database screening is used on a limited basis, and high-priority companies are sent to Schneider's analysts for in-depth investigation. Schneider's analysis of investment opportunities includes the construction of comprehensive financial models, the identification of drivers for positive change, contacting management as necessary and developing objective earnings and valuation estimates. The output of Schneider's analysis is a target price and expected return for each company under consideration. Schneider determines a target price for current holdings and ranks expected returns from high to low. New purchases must rank above the median in appreciation potential to merit inclusion in the portfolio.

      Schneider constructs a value portfolio with the intent that the best companies will have a meaningful performance impact. However, Schneider also employs a rigorous sell discipline to capitalize on success and minimize damage from mistakes. Sales are most often triggered when a stock approaches it pre-determined price target.

      INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

      All-Star's investment objective is to seek total investment primarily return through long-term capital appreciation and secondarily through current income. Under normal market conditions, All-Star will seek its investment objective by investing primarily in a diversified portfolio of mid-cap equity securities. Mid-cap equity securities are securities of companies whose market capitalizations are less than or equal to the highest market capitalization of companies included in the Russell Midcap(R) Index or the S&P MidCap 400 (whichever capitalization is greater) and greater than or equal to the lowest market capitalization of companies included in these indices (whichever capitalization is lower). As of , 2005, the Russell Midcap(R) Index included companies with capitalizations between approximately $ million and $ billion, and the S&P MidCap 400 included companies with capitalizations between approximately $ million and $ billion. All market capitalizations are determined at the time of purchase. The capitalization ranges of indices such as the Russell Midcap(R) Index and the S&P MidCap 400 change from time to time.

      All-Star will invest primarily in equity securities, which include but are not limited to common stocks, preferred stocks, securities convertible into common stocks such as convertible bonds and securities having common stock characteristics such as rights and warrants to purchase equity securities. All-Star may lend its portfolio securities, write covered call and put options and engage in options and futures strategies (see "Investment Practices" below). Under normal market conditions, at least 80% of the value of All-Star's total assets will be invested in mid-cap equity securities.

      Although All-Star will, under normal market conditions, remain fully invested in equity securities, up to 20% of the value of All-Star's net assets may generally be invested in short-term money market instruments, including certificates of deposit (negotiable certificates issued against bank deposits), other interest-bearing bank deposits such as savings and money market accounts, and bankers' acceptances (short-term bank-guaranteed credit instruments used to finance transactions in goods) of domestic branches of U.S. banks having assets of not less than $1 billion, obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities") commercial paper (unsecured short-term promissory notes issued by corporations) rated not lower than A-1 by Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's") or Prime-1 by Moody's, short-term corporate debt securities rated not lower than AA by Standard & Poor's or Aa by Moody's Investors Service, Inc. ("Moody's"), and repurchase agreements with respect to the foregoing. All-Star may temporarily reduce its investments in equity securities and invest without limit in short-term money market instruments for defensive purposes when LAMCO or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable. Taking a temporary defensive position may prevent All-Star from achieving its objective.

      All-Star's investment objective of seeking total investment return and its policy of investing under normal market conditions at least 80% of the value of its total assets in mid-cap equity securities are not fundamental and may be changed without a vote of All-Star's outstanding shares. The Fund may not change this restriction unless the Fund provides shareholders with the notice required by Rule 35d-1 under the 1940 Act, as it may be amended or interpreted by the SEC from time to time.

INVESTMENT PRACTICES

      The following describes the principal investment strategies in which one or more of All-Star's Portfolio Managers may engage, each of which may involve certain special risks.

LENDING OF PORTFOLIO SECURITIES

      Consistent with applicable regulatory requirements, All-Star, in order to generate additional income, may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash or U.S. Government Securities) not less than the market value, determined daily, of the securities loaned. All-Star will receive amounts equal to the interest on the securities loaned. It will also be paid for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. All-Star could be subjected to delays in recovering the loaned securities in the event of default or bankruptcy of the borrower. All-Star will limit such lending to not more than 30% of the value of All-Star's total assets.

REPURCHASE AGREEMENTS

      All-Star may enter into repurchase agreements with banks or broker-dealer firms whereby such institutions sell U.S. Government Securities or other securities in which it may invest to All-Star and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The resale price is greater than the purchase price, reflecting an agreed upon interest rate which is effective during the time between the purchase and resale and is not related to the stated interest rate on the purchased securities. All-Star requires the seller of the securities to maintain on deposit with All-Star's custodian bank securities in an amount at all times equal to or in excess of the value of the repurchase agreement. In the event that the seller of the security defaults on its repurchase obligation or becomes bankrupt, All-Star could receive less than the repurchase price on the sale of the securities to another party or could be subjected to delays in selling the securities. Not more than 10% of All-Star's net assets will be invested in repurchase agreements maturing in more than seven days.

SECURITIES OF OTHER INVESTMENT COMPANIES

      All-Star may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company's portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

      In addition, investing in other investment companies involves certain other risks, costs, and expenses for All-Star. If All-Star invests in another investment company, All-Star will be charged its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses charged to All-Star. In addition, All-Star could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the net asset value of the issuers' portfolio securities.

EXCHANGE-TRADED FUNDS

      All-Star may invest in exchange traded funds ("ETFs"). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or stocks (the "Underlying Securities"). The Underlying Securities are typically selected to correspond to the stocks or other securities that comprise a particular broad based, sector or international index, or that are otherwise representative of a particular industry sector. An investment in an ETF involves risks similar to investing directly in each of the Underlying Securities, including the risk that the value of the Underlying Securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

      The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF. To the extent an ETF is an investment company, the limitations applicable to All-Star's ability to purchase securities issued by other investment companies will apply.

OPTIONS AND FUTURES STRATEGIES

      All-Star may seek to increase the current return of All-Star's portfolio by writing covered call or put options with respect to the types of securities in which All-Star is permitted to invest. Call options written by All-Star give the purchaser the right for a stated period to buy the securities on which the option was written from All-Star at a stated price; put options written by the Fund give the purchaser the right for a stated period to sell the securities on which the option was written to All-Star at a stated price. By writing a call option, All-Star limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, All-Star assume the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

      All-Star may purchase put options to protect its portfolio holdings in the underlying security against a decline in market value. It may purchase call options to hedge against an increase in the prices of portfolio securities that it plans to purchase. By purchasing put or call options, All-Star, for the premium paid, acquires the right (but not the obligation) to sell (in the case of a put option) or purchase (in the case of a call option) the underlying security at the option exercise price regardless of the then-current market price.

      All-Star may also seek to hedge against declines in the value of securities owned by it or increases in the price of securities it plans to purchase, or to gain or maintain market exposure, through the purchase of stock index futures and related options. For example, All-Star may purchase stock index futures and related options to enable a newly appointed Portfolio Manager to gain immediate exposure to underlying securities markets pending the investment of the portion of All-Star portfolio assigned to it. A stock index future is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of the specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

      Expenses and losses incurred as a result of the hedging strategies described above will reduce All-Star's current return.

      Transactions in options and futures contracts may not achieve the intended goals of protecting portfolio holdings against market declines or gaining or maintaining market exposure, as applicable, to the extent that there is an imperfect correlation between the price movements of the options and futures contracts and those of the securities to be hedged. In addition, if a Portfolio Manager's prediction on stock market movements is inaccurate, All-Star may be worse off than if it had not engaged in such options or futures transactions. There is also no assurance that these strategies will be available at any time or that a Portfolio Manager will determine to use them.

      See the Statement of Additional Information for additional information concerning options and futures transactions and the risk thereof.

                                  RISK FACTORS

      All-Star is a diversified, multi-managed closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. All-Star is not intended to be a complete investment program and there can be no assurance that All-Star will achieve its investment objective. Your shares at any point in time may be worth les than your original investment, even after taking into account the reinvestment of dividends and distributions.

NO OPERATING HISTORY

      All-Star is a newly organized, multi-managed, diversified, closed-end management investment company with no history of operations.

INVESTMENT AND MARKET RISK

      An investment in All-Star's shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in All-Star shares represents an indirect investment in the securities owned by All-Star, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions.

MARKET DISCOUNT RISK

      In addition, shares of closed-end management investment companies such as All-Star frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares of All-Star soon after the completion of the public offering. The shares of All-Star were designed primarily for long-term investors, and investors in All-Star shares should not view All-Star as a vehicle for trading purposes.

COMMON STOCK RISK

      All-Star is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is equity risk. Equity risk is the risk that the market value of securities held by All-Star will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by All-Star participate, and the particular circumstances and performance of particular companies whose securities All-Star holds. For example: an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by All-Star; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by All-Star. In addition, common stock of an issuer in All-Star's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which All-Star will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of commons stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

PREFERRED SECURITIES RISK

      Preferred equity securities involve credit risk, which is the risk that a preferred equity security will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred equity securities involves certain other risks. Certain preferred equity securities contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred equity securities) or defer distributions (in the case of "cumulative" preferred equity securities). Preferred equity securities often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. In the event of redemption, All-Star may not be able to reinvest the proceeds at comparable rates of return. Preferred equity securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred equity securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred equity securities may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

CONVERTIBLE SECURITY RISK

      Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. However, mandatory convertible securities (as discussed below) generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt, which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received).

MID-CAP COMPANY RISK

      All-Star will invest primarily in equity securities whose market capitalization at the time of purchase is equal to or less than the stock with the highest market capitalization on the index. Stocks of mid-sized companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. Mid-Cap companies also carry additional risks because their earnings and revenues tend to be less predictable.

INTEREST RATE RISK

      Interest rate risk is the risk that fixed-income securities, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Because All-Star may invest in certain fixed-income securities that pay a fixed rate of return, the net asset value and market price of All-Star's shares could decline if the market interest rate applicable to such investments were to rise.

CREDIT RISK

      Credit risk is the risk that a security in the Fund's portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial status. Preferred and convertible securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

OPTIONS AND FUTURES STRATEGIES RISK

      Options and futures are financial contracts whose value depends on or is derived from the value of an underlying asset, reference rate or index (or relationship between two indexes). All-Star may use options and futures as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks. All-Star's use of options and futures involves risks different from, and possibly greater than, the risks associated with investing in securities and other traditional investments. Options and futures are subject to a number of risks described elsewhere in this Prospectus, such as illiquid securities risk, interest rate risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the options and futures may not correlate perfectly with the underlying asset, rate or index. If All-Star invests in options and futures, it could lose more than the principal amount invested. The use of options and futures also may affect the amount, character and timing of recognition of the gains and losses All-Star realizes in connection therewith. In addition, suitable options and futures transactions may not be available in all circumstances and there can be no assurance that All-Star will engage in these transactions to reduce exposure to other risks when that would be beneficial.

MANAGEMENT RISK

      All-Star is subject to management risk because it is an actively managed investment portfolio. LAMCO and the Portfolio Managers will apply investment techniques and risk analyses in selecting Portfolio Managers and making investment decisions for All-Star, but there can be no guarantee that these will produce the desired results.

GROWTH STOCK RISK

      Initially LAMCO will allocate between 40% and 60% of All-Star's net assets to Portfolio Managers that utilize a "growth" approach to investing. Over time, depending on market conditions, this allocation may increase or decrease. Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. In certain market conditions, growth stocks may not perform as well as value stocks or the stock market in general.

VALUE STOCK RISK

      Initially LAMCO will allocate between 40% and 60% of All-Star's net assets to Portfolio Managers that utilize a "value" approach to investing. Over time, depending on market conditions, this allocation may increase or decrease. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in a Portfolio Manager's opinion, undervalued. If the Portfolio Manager's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the Portfolio Manager has placed on it.

FOREIGN SECURITIES RISK

      All-Star may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers including American Depository Receipts and Global Depository Receipts. Investments in foreign securities involve risks in addition to those of investments in U.S. issuers. These risks include political and economic risks, currency fluctuations, higher transaction costs, less liquidity and greater volatility, delayed settlement, and less stringent investor protection and disclosure of standards if some foreign markets. These risks can make investments in foreign issuers more volatile and potentially less liquid than investments in U.S. issuers.

TAX RISK

      All-Star may invest in preferred securities, convertible securities, or other securities the federal income tax treatment of the income from which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for All-Star to comply with the tax requirements applicable to regulated investment companies if the tax treatment of the income from its investments were successfully challenged by the IRS.

      The tax treatment of amounts All-Star designates as qualified dividend income may be affected by IRS interpretations of the Code, and future changes in the Code and the regulations thereunder. Moreover, unless legislative action is taken, the favorable tax treatment of qualified dividend income, as well as the 15% maximum Federal income tax rate on individuals' net capital gain, will expire for taxable years commencing after December 31, 2008. If All-Star has significant holdings in securities that generate qualified dividend income, its share price may be volatile while Congress considers an extension of that favorable tax treatment, depending on the anticipated outcome of the legislation. There can be no assurance as to what portion, if any, of All-Star's distributions will constitute qualified dividend income.

COUNTERPARTY RISK

      All-Star may be subject to credit risk with respect to the counterparties to certain options, futures and repurchase agreements entered into by All-Star. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a contract due to financial difficulties, All-Star may experience significant delays in obtaining any recovery under the contract in a bankruptcy or other reorganization proceeding. All-Star may obtain only a limited recovery or may obtain no recovery in such circumstances.

RIGHTS AND WARRANTS RISK

      Rights and warrants are subject to the same market risks as common stocks, but are more volatile in price. Rights and warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in rights or warrants may be considered speculative. In addition, the value of a right or warrant does not necessarily change with the value of the underlying security and a right or warrant ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that All-Star could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights' or warrants' expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the price of the underlying security.

ILLIQUID SECURITIES  RISK

      All-Star may invest up to 15% of its net assets in securities that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933 ("Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by All-Star or at prices approximating the value at which the Fund is carrying the securities on its books. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that All-Star pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and LAMCO's/the Portfolio Managers' judgment may play a greater role in the valuation process.

MARKET DISRUPTION RISK

      Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. All-Star cannot predict the effects of similar events in the future on the U.S. economy. Securities of mid-cap companies tend to be more volatile than securities of larger companies so that these events and any actions resulting from them may have a greater impact on the prices and volatility of securities of mid-cap companies than on securities of larger companies.

INFLATION RISK

      Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of All-Star's shares and distributions can decline.

DEFLATION RISK

      Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of All-Star's portfolio.

ANTI-TAKEOVER PROVISIONS

      All-Star's Declaration of Trust and By-Laws have provisions (commonly referred to as "anti-takeover provisions") which are intended to have the effect of limiting the ability of other entities or persons to acquire control of All-Star, to cause it to engage in certain transactions, or to modify its structure. For instance, the affirmative vote of 75% of the shares of All-Star is required to authorize All-Star's conversion from a closed-end to an open-end investment company, unless such conversion is recommended by All-Star's Board, in which event such conversion would only require the majority vote of All-Star's shareholders, as defined in the 1940 Act. A similar shareholder vote is required to authorize a merger, sale of a substantial part of the assets or similar transactions with persons beneficially owning 5% or more of All-Star's shares, unless approved by All-Star's Board under certain conditions. These provisions cannot be amended without a similar super-majority vote. In addition, All-Star's Board is divided into three classes, each of which has a term of three years and only one of which is elected at each annual meeting of shareholders. See "Description of Shares" and "Anti-Takeover Provisions of the Declaration of Trust; Super-Majority Vote Requirement for Conversion to Open-End Status."

                             MANAGEMENT OF ALL-STAR

TRUSTEES AND OFFICERS

      The Board is responsible for the general oversight of All-Star's operations, including the general supervision of LAMCO and the Portfolio Managers. The names and business addresses of the Trustees and officers of All-Star and their principal occupations and other affiliations during the past five years are set forth under "Trustees and Officers" in the Statement of Additional Information ("SAI").

LAMCO

      LAMCO will serve as All-Star's Fund Manager. Subject to the general supervision of the Board, LAMCO will be responsible for determining All-Star's overall investment strategy, including the allocation of All-Star's assets to the Portfolio Managers. LAMCO is an indirect, wholly owned subsidiary of Bank of America Corporation. The principal executive offices of LAMCO are located at One Financial Center, Boston, Massachusetts 02111. LAMCO acts as the investment manager to investment companies with aggregate assets of approximately as of , 2005.

THE PORTFOLIO MANAGERS

FIDUCIARY MANAGEMENT, INC.

      Fiduciary Management, located at 100 East Wisconsin Ave., Suite 2200, Milwaukee, Wisconsin 53202, was founded in 1980. Its two founding partners, Ted
D. Kellner and Donald S. Wilson, worked together for several years (1973-1980) at a previous firm before founding Fiduciary Management in 1980. Fiduciary Management has grown to 11 investment processionals and manages approximately $3 billion of assets for both institutional and high net worth individuals. Fiduciary Management offers both equity and fixed-income management investment strategies, which are rooted in fundamental research and follow a disciplined value-oriented philosophy and process. Fiduciary Management is 100% employee-owned. Ted Kellner owns a majority of the company.

      An investment policy committee will manage the portion of the Fund allocated to Fiduciary Management. All investment decisions will flow through the committee, which is comprised of Ted D. Kellner, Donald S. Wilson, Patrick
J. English, Bladen J. Burns and John S. Brandser. Every member of the committee has an equal vote. To be approved for investment, a company must receive a unanimous vote of the investment committee. If one committee member votes against the company, the company is placed on Fiduciary Management's monitor list and a researcher is instructed to revisit any outstanding questions.

      Ted D. Kellner, CFA, is Chairman, CEO and one of the co-founders of Fiduciary Management. Mr. Kellner is primarily responsible for equity research for a variety of industries and is involved in the client servicing of several of the firm's institutional relationships. Mr. Kellner began his career as an analyst for Brittingham, Inc. (1968-1972) and then served as a portfolio manager at the Nicholas Company, Inc. (1973-1980). Mr. Kellner received a BBA degree from the University of Wisconsin and is a member and Past President of the Milwaukee Analysts Society. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

      Donald S. Wilson, CFA, is Vice Chairman, Chief Compliance Officer and one of the co-founders of Fiduciary Management. In addition to his duties as the Chief Compliance Officer, Mr. Wilson is involved in the fixed-income portfolios, and in the client servicing of several of the firm's institutional relationships. Mr. Wilson began his career as lending officer for the Northern Trust Company (1967-1972) and then served as a portfolio manager at the Nicholas Company, Inc. (1972-1980). Mr. Wilson received both a BA and MBA degree from

Northwestern University and he is a member of the Milwaukee Analysts Society. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

      Patrick J. English, CFA, is President and Head of Equity Research of Fiduciary Management. Mr. English joined Fiduciary Management in 1986 and serves as the head of equity research. He is involved in coordinating the firm's research process and he covers companies across a variety of industries. Mr. English began his career as a research analyst with Dodge & Cox (1985-1986). Mr. English received a BA degree from Stanford University and he is a member of the Milwaukee Analysts Society. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

      Bladen J. Burns, CFA, is Senior Vice President of Fiduciary Management. Mr. Burns joined Fiduciary Management in 2002 and is primarily responsible for coordinating the marketing and client service efforts at Fiduciary Management. He also works on special research projects. Mr. Burns began his career as an Account Manager with Brown Brothers, Harriman (1992-1994) and then worked as a Senior Analyst with the Wellesley Group Inc. (1994-1996). Most recently, he was a Senior Vice President at Strong Capital Management, Inc. (1996-2002). Mr. Burns received a BSBA degree from Boston University and he is a member of the Milwaukee Analysts Society. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

      John S. Brandser, Senior Vice President and Chief Operating Officer, joined Fiduciary Management in 1995. Mr. Brandser is primarily responsible for managing the operations of the firm. In addition, he manages the fixed-income portfolios for Fiduciary Management's clients. Prior to joining Fiduciary Management, Mr. Brandser was a lending officer with Marshall & Illsley Corporation (1985-1995). Mr. Brandser received a BA degree from the University of Minnesota-Duluth.

M.A. WEATHERBIE & CO., INC.

      M.A. Weatherbie is located at 265 Franklin Street, Boston, Massachusetts 02110. M.A. Weatherbie had approximately $2.2 billion under management as of December 31, 2004.

      Matthew A. Weatherbie, CFA is the person responsible for investing the portion of the Fund allocated to M.A. Weatherbie. Mr. Weatherbie is the Chief Investment Officer, President and Portfolio Manager of M.A. Weatherbie, which he founded in December 1995. Mr. Weatherbie's prior experience as a portfolio manager was at Putnam Investments from 1983-1995 where he managed the Putnam Voyager Fund. Between 1973 and 1983, he was a securities analyst and then a portfolio manager of MFS (Massachusetts Financial Services) Emerging Growth Trust. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

MAZAMA CAPITAL MANAGEMENT, INC.

      Mazama is located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258. Mazama is the successor firm of Mazama Capital Management, LLC, which was organized in 1997 in connection with the acquisition by such firm of substantially all of the assets of Black & Company Asset Management, LLC, an investment advisory firm founded in 1993. Mazama serves as an investment adviser to certain pension and profit sharing plans, trusts, charitable organizations and other institutional and private investors. Mazama specializes in small and mid-cap growth equity portfolios. Mazama is an employee-owned firm. As of
               , Mazama managed $           .

      The portion of All-Star's assets allocated to Mazama will be managed by an Investment Team comprised of portfolio managers and research analysts. The Investment Team is comprised of the following individuals:

      Ronald A. Sauer, CEO/Chief Investment Officer/Senior Portfolio Manager. Mr. Sauer is the founder of Mazama Capital Management, Inc. Prior to founding Mazama in October 1997, Mr. Sauer was the President and Director of Research from 1994 to 1997 of Black & Company, Inc., which he joined in 1983. Mr. Sauer earned his BA Finance from the University of Oregon in 1980.

      Stephen C. Brink, CFA, SVP/Portfolio Manager/Director of Research. Mr. Brink is a co-founder of Mazama Capital Management. Prior to joining Mazama in 1997, he was the Chief Investment Officer from 1991 to 1997 of US Trust's Pacific Northwest office, where he had been employed since 1984. Mr. Brink earned his BS Business Administration from Oregon State University in 1977. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

      Gretchen Novak, CFA, Associate Portfolio Manager, joined Mazama in 1999. Mrs. Novak works out of the firm's New York research office and is responsible for researching small & mid-cap growth consumer discretionary and consumer staple companies. She also serves as an associate portfolio manager, supporting Ron Sauer and Steve Brink. Formerly an Equity Analyst with Cramer Rosenthal McGlynn, LLC, she specialized in small and mid-cap stocks with a focus on consumer discretionary companies and secondary emphasis on consumer staples and utility/energy service companies. Mrs. Novak earned her B.A. Business Administration degree with concentration in finance from the University of Washington in 1994, graduating cum laude and elected to Phi Beta Kappa and Beta Gamma Sigma honor society. She earned her Chartered Financial Analyst designation in 2001. She has earned the right to use the CFA Institute Chartered Financial Analyst designation.

      Timothy P. Butler, Sector Portfolio Manager, joined Mazama in 1992. Mr. Butler is an equity analyst concentrating on small & mid-cap growth financial services and financial technology companies. Tim works closely with portfolio manager Steve Brink in covering this sector. Mr. Butler worked most recently at Pacific Crest Securities, where he was Senior Research Analyst specializing in financial technology stocks. Mr. Butler completed his MBA at the University of Texas in 1990, graduating cum laude, and earned a BA Business Administration from Wichita State University in 1988, where he graduated summa cum laude and was elected to the Beta Gamma Sigma honor society. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

      Michael D. Clulow, CFA, Sector Portfolio Manager. Mr. Clulow joined Mazama in 2002. Mr. Clulow works out of the firm's New York research office, specializing in research and analysis of small & mid-cap growth health care companies, including biotech and emerging pharmaceutical companies. He has been an investment analyst since 1995, most recently as Senior Analyst, Health care IT & Pharmaceutical Outsourcing Sectors with UBS Warburg in New York, NY. Mr. Clulow earned a BS in Finance at Miami University and an MBA with honors in Finance and Economics at New York University's Leonard N. Stern School of Business in 1996. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

SCHNEIDER CAPITAL MANAGEMENT CORPORATION

      Schneider is located at 450 East Swedesford Road, Wayne, PA 19087. Schneider, a registered investment adviser, was founded in 1996 by Arnold C. Schneider III, CFA and is 100% employee-owned. Mr. Schneider may be deemed to be a control person of Schneider by virtue of his aggregate ownership of more than 25% of the outstanding voting stock of Schneider. As of March 31, 2004, Schneider managed approximately $2.3 billion in assets.

      Mr. Schneider serves as President and Chief Investment Officer and manages the portion of All-Star allocated to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

      The SAI contains additional information about the compensation and other accounts managed by the individuals employed by each Portfolio Manager who are responsible primarily for the day-to-day management of All-Star's investment portfolio.

THE FUND MANAGEMENT AGREEMENT AND THE PORTFOLIO MANAGEMENT AGREEMENTS

      All-Star has a Fund Management Agreement with LAMCO pursuant to which LAMCO provides the Portfolio Manager selection, evaluation, monitoring and rebalancing services ("investment management services") described under "The Multi-Manager Concept." No single individual at LAMCO is responsible for LAMCO's decisions with respect to the retention or replacement of the Portfolio Managers.

      LAMCO is also responsible for the provision of administrative services to All-Star, including the provision of office space, shareholder and broker-dealer communications, compensation of officers of All-Star who are also officers or employees of LAMCO or its affiliates, and the supervision of transfer agency, dividend disbursing, custodial and other services provided to All-Star. Certain of LAMCO's administrative responsibilities have been delegated to CMA.

      Under All-Star's Portfolio Management Agreements with each of the Portfolio Managers and LAMCO, each Portfolio Manager has discretionary authority (including for the selection of brokers and dealers for the execution of All-Star's portfolio transactions) with respect to the portion of All-Star's assets allocated to it by LAMCO from time to time, subject to All-Star's investment objective and policies, to the supervision and control of the Board, and to instructions from LAMCO. As described under the section entitled "The Multi-Manager Concept," LAMCO from time to time rebalances All-Star's investment portfolio to adjust to the desired allocations. Although the Portfolio Managers' activities are subject to general oversight by LAMCO and the Board and officers of All-Star, neither LAMCO nor such Board and officers make day-to-day investment decisions.

      Although All-Star does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, All-Star's Portfolio Managers are permitted to place portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with All-Star's procedures adopted under the 1940 Act.

      Under All-Star's Fund Management Agreement with LAMCO and its Portfolio Management Agreements with the Portfolio Managers, All-Star pays LAMCO a fund management fee and an administrative fee, and LAMCO in turn pays the fees of the Portfolio Managers from the fund management fees paid to it. The Fund Management Agreement provides that All-Star will pay the Fund Manager a monthly fund management fee at an annual rate of % of All-Star's average weekly net assets and a monthly administration fee at an annual rate of % of its average weekly net assets. Under the Portfolio Management Agreements between All-Star, LAMCO and each Portfolio Manager LAMCO pays the Portfolio Managers an aggregate monthly portfolio management fee at an annual rate of % of its average weekly net assets. The portfolio management fee rate paid to a particular Portfolio Manager may differ from the aggregate fee.

      Under All-Star's Pricing and Bookkeeping Agreement, CMA receives from  the
Fund an annual flat fee of $                paid monthly,  and in any month that
the Fund's average weekly net assets exceed $            million,  an additional
monthly fee is paid as calculated pursuant to the terms of the Pricing and Bookkeeping Agreement. The Fund also pays additional fees for its out-of-pocket expenses, including fees payable to third parties for pricing services.

EXPENSES OF THE FUND

      LAMCO will (i) provide to All-Star the Portfolio Manager selection, evaluation, monitoring and rebalancing services described herein, (ii) assume responsibility for the administrative services described above, (iii) pay the compensation of and furnish office space for the officers of All-Star who are affiliated with LAMCO, and (iv) pay the management fees of the Portfolio Managers out of the fund management fee it receives from All-Star. All-Star will pay all its expenses, other than those expressly assumed by LAMCO. The expenses payable by All-Star include, without limitation: management and administrative fees payable to LAMCO; pricing and bookkeeping fees payable to CMA; fees and expenses of independent auditors; fees for transfer agent and registrar, dividend disbursing, custodian and portfolio recordkeeping services; expenses in connection with the Automatic Dividend Reinvestment and Cash Purchase Plan; expenses in connection with obtaining quotations for calculating the value of All-Star's net assets; taxes (if any) and fees and expenses for preparing
All-Star's tax returns; brokerage fees and commissions; interest; costs of trustee and shareholder meetings (including expenses of printing and mailing proxy material therefor); expenses of printing and mailing reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of All-Star's existence; membership dues for investment company industry trade associations; legal fees; stock exchange listing fees and expenses; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees who are not trustees, officers, employees or stockholders of LAMCO or its affiliates; insurance and fidelity bond premiums; and any extraordinary expenses of a non-recurring nature.

      All-Star  will  pay  its  organizational  and  offering  expenses.   Total
organizational  expenses are estimated to be $          .  Total expenses of the
offering are estimated to be $          ,  or $           assuming full exercise
of the  over-allotment  option,  which represents  $          ,  or $ per share,
respectively. The organization expenses will be amortized by over a period of years.

                                 NET ASSET VALUE

      All-Star will  determine the net asset value of its shares as of the close
of regular  session  trading on the                Exchange   (Exchange normally
4:00 pm, Eastern time) on each day on which there is a regular trading session on the Exchange. Net asset value is computed by dividing the value of all of All-Star's assets (including accrued interest and dividends), less all liabilities (including accrued expenses and distributions declared but unpaid), by the total number of shares outstanding. Expenses, including the fees payable to LAMCO, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron's, the Monday edition of The Wall Street Journal and other publications.

      Portfolio securities are valued pursuant to valuation and pricing procedures adopted by the Board. Generally, current market values on securities for which market quotations are readily available are obtained from independent pricing services or brokers. A security listed or traded on a national securities exchange is generally valued at the last quoted sale price on the security's principal exchange. If there is no trading on a security's principal exchange on the valuation date, the last sale on the other exchanges is generally used. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price is used to value the security. Fair valuation may be used when market quotations are not readily available. When determining whether market quotations are readily available, consideration is given to various indicators of reliability and validity of a security's market quotations, including trading frequency, market density and the occurrence of significant events (i.e., events that affect the value of a portfolio security and occur since closing prices were established but before the Fund's net asset value has been determined). The Audit Committee of the Board receives periodic reports pursuant to the Fund's valuation and pricing procedures.

                                  DISTRIBUTIONS

      When the Board determines that market conditions are favorable and that other factors, including All-Star's levels of net income and net realized and unrealized capital gains are appropriate, and All-Star obtains exemptive relief from the SEC, it intends to adopt a managed distribution policy. Under that policy, All-Star would pay distributions on its shares totaling approximately % of its net asset value per year, payable in four quarterly distributions of approximately % of its net asset value at the close of regular trading on the Exchange on the Friday prior to each quarterly declaration date. These fixed distributions, which will not necessarily be related to All-Star's net investment income or net realized capital gains or losses, will be taxable in any taxable year, up to the amount of All-Star's current and accumulated earnings and profits, as ordinary dividend income, qualified dividend income (taxable at a maximum 15% federal income tax rate for individuals), or long-term capital gain to the extent they reflect such income or gain earned for that year by All-Star. If, for any calendar year, the total distributions made under All-Star's distribution policy exceed its net investment income and net realized capital gains, the excess will be treated as a non-taxable return of capital to each shareholder (up to the amount of the shareholder's basis in his or her shares) and thereafter as gain from the sale of shares. The amount treated as a non-taxable return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of those shares. After adoption, the Board reserves the right to modify or terminate the policy if it determines that such modification or termination is in the best interest of shareholders after taking into account all applicable factors.

      To the extent All-Star's % distribution policy results in distributions in excess of its net investment income and net realized capital gains, such distributions will decrease its total assets and increase its expense ratio to a greater extent than would have been the case without the % distribution policy. In addition, in order to make distributions under the % distribution policy, All-Star may have to sell portfolio securities at times when the particular investment styles of its Portfolio Managers would dictate not doing so.

      All-Star may, in the discretion of the Board, retain for reinvestment, and not distribute, net capital gain for any year to the extent that its net investment income and net realized gains exceed the amount required to be distributed for such year under the % distribution policy. Retained net capital gain will be taxed to both All-Star and the shareholders as long-term capital gains; however, each shareholder will be able to claim a proportionate share of the federal income tax paid by All-Star as a credit against his or her own federal income tax liability and will be entitled to increase the adjusted tax basis in his or her shares by the difference between the amount taxed and the credit.

      All-Star will pay its distributions to shareholders in the form of either cash or newly issued shares (plus cash in lieu of fractional shares that would otherwise be issuable). In order to receive distributions in additional newly issued shares, a shareholder holding shares through the Fund's transfer agent must participate in All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan; each All-Star shareholder that holds shares through the Fund's transfer agent will automatically be a participant therein. See "Automatic Dividend Reinvestment and Cash Purchase Plan" and "Tax Matters." Investors that hold shares through a brokerage firm, bank or other intermediary as the stockholder of record, may receive distributions in cash or newly issued shares depending on the intermediary. Investors should contact their intermediary for more information.

      The number of shares to be issued to a shareholder in payment of a distribution declared payable in shares will be determined by dividing the total dollar amount of the distribution by the lower of the market value or the net asset value per share on the valuation date for the distribution (but not at a discount of more than 5% from the market value). Market value per share for this purpose will be the last sales price on the Exchange on the valuation date or, if there are no sales on that day, the mean between the closing bid and closing asked quotations for that date. See "Tax Matters."

      All-Star and LAMCO have applied to the SEC for an exemptive order to permit All-Star to distribute capital gains as often as quarterly, in accordance with a managed distribution policy. Although the SEC has granted this type of exemptive relief in the past, there can be no assurance that the SEC will grant the requested exemptive order to All-Star and LAMCO. Until All-Star adopts the income and capital gains in accordance with applicable law. All-Star does not believe that this will affect the ability of LAMCO or the Portfolio Managers to manage All-Star's assets.

      You should consult a tax adviser about state, local and foreign taxes on your distributions from All-Star. Dividends from All-Star's net investment income will generally be taxable as ordinary income to the extent of All-Star's current and accumulated earnings and profits, and any distributions by All-Star of net realized short-term capital gains will be taxable as ordinary income. The capital gain dividends distributed by All-Star to individual shareholders may qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains.

             AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

      Each All-Star shareholder will automatically be a participant in All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan (referred to in this section as the "Plan"), unless the shareholder specifically elects otherwise by writing to the agent for participants in the Plan, or by calling
             1-800- . Shareholders who want to receive their distributions in cash should elect not to participate in the Plan.

      Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee will be able to participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

      Under the Plan, all dividends and other distributions on shares of the Fund are automatically reinvested by the Plan Agent in additional shares of the Fund. Distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent's completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

      Participants in the Plan have the option of making additional cash payments on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or about the day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

      The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

      In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

      There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable only in cash.

      With respect to purchases from voluntary cash payments, the Plan Agent will charge $ for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

      Shareholders may terminate their participation in the Plan by written notice to the Plan Agent. Such termination will be effective immediately if received not less than days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have a confirmation for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $ fee plus brokerage commissions, to the participant.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

      Investors may obtain additional information about the Plan by calling at 1-800- - .

                            CLOSED-END FUND STRUCTURE

      All-Star is a newly organized, multi-managed, diversified, closed-end management investment company (commonly referred to as a closed-end fund) with no history of public trading. Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it more difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as leverage and investments in illiquid securities.

      Shares of closed-end funds frequently trade at a discount to their net asset value. If the shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of All-Star to an open-end management investment company. All-Star cannot assure you that its Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount. The conversion of All-Star to an open-end mutual fund would require stockholder approval. If All-Star converted to an open-end management investment company, its shares would no longer be listed on the Exchange.

                              DESCRIPTION OF SHARES

      All-Star's capitalization consists of an unlimited number of shares of beneficial interest without par value. Each share represents an equal proportionate beneficial interest in All-Star and, when issued and outstanding, the shares will be fully paid and non-assessable. Shareholders would be entitled to share pro rata in the net assets of All-Star available for distribution to shareholders upon liquidation of All-Star.

      Shareholders are entitled to one vote for each share held. All-Star's shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of All-Star voting for the election of Trustees can elect all of the Trustees standing for election, and, in such event, the holders of the remaining shares will not be able to elect any of such Trustees.

      All-Star is a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, All-Star's Declaration of Trust contains an express disclaimer of shareholder liability for the acts or obligations of All-Star and provides for indemnification and reimbursement of expenses out of All-Star's property for any shareholder held personally liable for the obligations of All-Star. Thus, the risk of a shareholder incurring financial loss on account of an All-Star liability is limited to circumstances in which both inadequate insurance existed and All-Star itself was unable to meet its obligations from the liquidation of its portfolio investments.

      As  of  the  date  of  this  Prospectus,                   holds  all  the
outstanding shares of All-Star.

              ANTI-TAKEOVER PROVISIONS OF THE DECLARATION OF TRUST;
                       SUPER-MAJORITY VOTE REQUIREMENT FOR
                          CONVERSION TO OPEN-END STATUS

      All-Star's Declaration of Trust contains provisions (commonly referred to as "anti-takeover" provisions) which are intended to have the effect of limiting the ability of other entities or persons to acquire control of All-Star, to cause it to engage in certain transactions or to modify its structure. The Board is divided into three classes, each having a term of three years. On the date of the annual meeting of shareholders (or special meeting in lieu thereof) in each year the term of one class expires. This provision could delay for up to three years the replacement of a majority of the Board. See "Trustees and Officers." The affirmative vote or consent of the holders of 75% of the shares will be required to authorize All-Star's conversion from a closed-end to an open-end investment company unless such conversion is recommended by All-Star's Board, in which event such a conversion would only require the majority vote of All-Star's shareholders (as defined under "Investment Objective and Strategies" above).

      In  addition,  the  affirmative  vote of the holders of 75% of  All-Star's
shares  will  be  required   generally  to  authorize   any  of  the   following
transactions:

           (i) All-Star's merger or consolidation with or into any other corporation;

           (ii) the issuance of any securities of All-Star to any person or entity for cash;

           (iii) the sale, lease or exchange of all or any substantial part of All-Star's assets to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

           (iv) the sale, lease or exchange to All-Star in exchange for securities of All-Star of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000)

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding shares of All-Star. (A 66-2/3% vote would otherwise be required for a merger or consolidation or a sale, lease or exchange of all or substantially all of All-Star's assets unless recommended by the Board, in which case only a majority vote would be required). However, such 75% vote or consent will not be required with respect to the foregoing transactions where the Board under certain conditions approves the transaction. However, depending upon the transaction, a different shareholder vote may nevertheless be required under Massachusetts law.

      The foregoing super-majority vote requirements may not be amended except with a similar super-majority vote of shareholders.

      The Board also believes that the super-majority vote requirement for conversion to an open-end investment company is in the best interest of All-Star and its shareholders because it will allow All-Star to continue to benefit from the advantages of its closed-end structure until such time that, based on relevant factors including the then-current relationship of the market price of

All-Star's shares to their net asset value, the Board determines to recommend to shareholders All-Star's conversion to an open-end investment company.

                      REPURCHASE OF SHARES; TENDER OFFERS;
                             CONVERSION TO OPEN-END

      All-Star is a closed-end management investment company and as such its shareholders will not have the right to cause All-Star to redeem their shares. Instead, the shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end management investment company may frequently trade at prices lower than net asset value. The Board will regularly monitor the relationship between the market price and net asset value of the shares. If the shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of All-Star to an open-end management investment company. All-Star cannot assure you that its Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

      If All-Star converted to an open-end management investment company, it would no longer be listed on the Exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

      Before deciding whether to take any action to convert All-Star to an open-end management investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of All-Star's portfolio, the impact of any action that might be taken on All-Star or its shareholders, and market considerations. Based on these considerations, even if All-Star's shares should trade at a discount, the Board may determine that, in the interest of All-Star and its shareholders, no action should be taken.

                                   TAX MATTERS

      The following is a brief summary of certain federal tax considerations affecting the purchase, ownership and disposition of shares of All-Star and does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to shareholders in light of their particular circumstances. The discussion is based on the Code, Treasury regulations, court decisions, published positions of the IRS, and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect), and is limited to U.S. persons who hold All-Star shares as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under the federal income tax law. No ruling has been or will be obtained from the IRS regarding any matter relating to the shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax consequences described below. We have provided more detailed information regarding the federal tax consequences of investing in All-Star in the Statement of Additional Information. Prospective investors should consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of the Shares, as well as the effects of state, local and non-U.S. tax laws.

      All-Star has elected to be, and intends to qualify each taxable year for treatment as, a regulated investment company ("RIC") under the Code. If All-Star so qualifies, it will be relieved of federal income tax on its net investment income and net realized capital gains that it distributes to its shareholders. (See "Distributions" and "Automatic Dividend Reinvestment and Cash Purchase Plan" regarding All-Star's authority to retain and pay taxes on, and not distribute, net capital gain).

      All-Star will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute (or be deemed to have distributed) by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year plus (ii) 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses) for the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any undistributed ordinary income and capital gain net income from the prior year on which All-Star paid no federal income tax. All-Star also expects to make sufficient annual distributions to avoid being subject to that excise tax.

      Under current law, if All-Star qualifies as a RIC for federal tax purposes for a taxable year, it should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts for that year.

      If All-Star failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of All-Star's earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is "qualified dividend income" (as described below) would be taxable at the rate for net capital gain -- a maximum of 15%); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, All-Star could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

      Distributions by All-Star from its net investment income and net realized capital gains are subject to taxation whether received by shareholders in cash or in additional shares of All-Star. Shareholders receiving a dividend or other distribution in the form of newly issued shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of those shares. Those shareholders will have a cost basis in each such newly issued share equal to its fair market value on the distribution date. Distributions are generally taken into account for tax purposes when paid, except that distributions paid in

January but declared in the last quarter of the preceding calendar year are taken into account as if paid on December 31 of such year.

      Dividends All-Star pays to shareholders from its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that dividends attributable to its "qualified dividend income" (I.E., dividends it receives on stock of most domestic and certain foreign corporations with respect to which it satisfies certain holding period, debt-financing, and other restrictions) generally are subject to federal income tax for individual shareholders who satisfy those restrictions with respect to their All-Star shares at the rate for net capital gain -- a maximum of 15%. A portion of All-Star's dividends -- not exceeding the aggregate dividends it receives from domestic corporations only -- also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing, and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. There can be no assurance as to what portion, if any, of All-Star's distributions will constitute qualified dividend income or be eligible for the dividends-received deduction.

      Distributions to a shareholder from net capital gain are taxable as long-term capital gains, at a maximum federal income tax rate of 15% for an individual, regardless of how long the shareholder has held the shares, and are not eligible for the dividends-received deduction. The foregoing special rules relating to "qualified dividend income," as well as the 15% maximum federal income tax rate on individuals' net capital gain, generally apply only through the last taxable year beginning before January 1, 2009.

      The  benefits  to  individual   shareholders  of  the  reduced  tax  rates
applicable to qualified dividend income and net capital gain may be impacted by the application of the alternative minimum tax.

      If a shareholder holds shares of All-Star for six months or less, any loss on the sale of the shares will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions the shareholder received with respect to the shares. In addition, if a shareholder purchases All-Star shares (whether pursuant to the Dividend Reinstatement Plan or otherwise) within 30 days before or after selling other All-Star shares at a loss, all or part of that loss will not be deductible and instead will increase the basis in the newly purchased shares. Investors also should be aware that the price of All-Star shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase All-Star shares shortly before the record date for that distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution even though it represents in part a return of invested capital.

      All-Star must withhold and remit to the U.S. Treasury 28% of reportable dividend and capital gain distributions otherwise payable to individuals and certain other non-corporate All-Star shareholders for whom a taxpayer identification number and certain required certificates are not on file with All-Star or who, to All-Star's knowledge, have furnished an incorrect number

("back-up withholding"). In addition, All-Star is required to withhold at that rate from distributions otherwise payable to any such shareholder who does not certify to All-Star that the shareholder is not subject to back-up withholding due to notification by the IRS that the shareholder has underreported interest or dividend income. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from distributions to a shareholder may be credited against such shareholder's federal income tax liability, if any, or refunded, provided that the required information is furnished to the IRS.

      Dividends from All-Star's investment company taxable income that are paid to shareholders who are non-resident aliens or foreign entities (I.E., non-U.S. persons) generally are subject to 30% federal withholding tax (but not, in such event, subject to back-up withholding) unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Pursuant to the American Jobs Creation Act of 2004, however, All-Star's distributions that are
(i) made to a beneficial owner of its shares that certifies that it is a non-U.S. person, with certain exceptions, (ii) attributable to its "qualified net interest income" and/or short-term capital gain, and (iii) with respect to a taxable year beginning before January 1, 2008, are exempt from that withholding tax. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

      Information concerning the federal income tax status of All-Star dividends and other distributions is mailed to shareholders annually.

      Distributions and the transactions referred to above may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment discussed herein. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes.

                                  UNDERWRITING

      All-Star is offering the shares of beneficial  interest  described in this
prospectus  through  a  number  of  underwriters.                        is  the
representative of the underwriters.                    has  entered  into a firm
commitment underwriting agreement with the representative. Subject to the terms and conditions of the underwriting agreement, All-Star has agreed to sell to the underwriters, and each underwriter has agreed to purchase, the number of shares of common stock listed next to its name in the following table.

UNDERWRITER                                                     NUMBER OF SHARES
-----------                                                     ----------------
........................................................
........................................................
........................................................
                                                                ________________
      Total............................................
                                                                ================

      The underwriting agreement is subject to a number of terms and conditions and provides that the underwriters must buy all of the shares if they buy any of them. The underwriters will sell the shares to the public when and if the underwriters buy the shares from All-Star.

      The underwriters initially will offer the shares to the public at the price specified on the cover page of this Prospectus. The underwriters may allow
a concession of not more than  $            per share to selected  dealers.  The
underwriters may also allow, and those dealers may re-allow, a concession of not
more than  $             per share to some other dealers.  If all the shares are
not sold at the public offering price, the underwriters may change the public offering price and the other selling terms. The shares are offered subject to a number of conditions, including:

      o    receipt and acceptance of the shares by the underwriters; and

      o    the underwriters' right to reject orders in whole or in part.

      OVER-ALLOTMENT   OPTION.   All-Star  has  granted  the   underwriters   an
over-allotment  option to buy up to               additional  shares at the same
price per share as they are paying for the shares shown in the table above. These additional shares would cover sales of shares by the underwriters which exceed the total number of shares shown in the table above. The underwriters may exercise this option at any time within 45 days after the date of this Prospectus. To the extent that the underwriters exercise this option, each underwriter will purchase additional shares from us in approximately the same proportion as it purchased the shares shown in the table above. If purchased, the additional shares will be sold by the underwriters on the same terms as those on which the other shares are sold. All-Star will pay the expenses associated with the exercise of this option.

      DISCOUNT AND COMMISSIONS. The following table shows the per share and total underwriting discounts and commissions to be paid to the underwriters by All-Star. These amounts are shown assuming no exercise and full exercise of the underwriters' option to purchase additional shares.

      All-Star estimates that the expenses of the offering to be paid by it, not including underwriting discounts and commissions, will be approximately $ .

                                         PAID BY ALL-STAR
                                   -----------------------------
                                   NO EXERCISE     FULL EXERCISE
                                   -----------     -------------
                 Per Share              $                $
                   Total                $                $

      LISTING. All-Star intends to apply to list its shares on the Exchange, under the symbol " ." In order to meet one of the requirements for listing our common stock on the Exchange, the underwriters have undertaken to sell 100 or more shares of our common stock to a minimum of 2,000 beneficial holders.

      STABILIZATION. In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of All-Star's shares including:

      o    stabilizing transactions;

      o    short sales;

      o    syndicate covering transactions;

      o    imposition of penalty bids; and

      o    purchases to cover positions created by short sales.

      Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. Stabilizing transactions may include making short sales of our common stock, which involves the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering, and purchasing shares of common stock from All-Star or on the open market to cover positions created by short sales. Short sales may be "covered" shorts, which are short positions in an amount not greater than the underwriters' over-allotment option referred to above, or may be "naked" shorts, which are short positions in excess of that amount. Syndicate covering transactions involve purchases of our shares in the open market after the distribution has been completed in order to cover syndicate short positions.

      The underwriters may close out any covered short position either by exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which the underwriters may purchases shares through the over-allotment option.

      A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering. To the extent that the underwriters create a naked short position, they will purchase shares in the open market to cover the position.

      The representative also may impose a penalty bid on underwriters and dealers participating in the offering. This means that the representative may reclaim from any syndicate members or other dealers participating in the offering the selling concession on shares sold by it and purchased by the representative in stabilizing or short covering transactions.

      These activities may have the effect of raising or maintaining the market price of All-Star's shares or preventing or retarding a decline in the market price of the shares. As a result of these activities, the price of the shares may be higher than the price that otherwise might exist in the open market. If the underwriters commence the activities, they may discontinue them at any time. The underwriters may carry out these transactions on the Exchange, in the over-the-counter market or otherwise.

      LOCK-UP AGREEMENTS. All-Star has entered into a lock-up agreement with the underwriters. Under this agreement, subject to exceptions, All-Star may not issue any new shares or publicly announce the intention to do any of the
foregoing,  without the prior  written  consent of           for a period of 180
days from the date of this Prospectus. This consent may be given at any time without public notice. In addition, during this 180 day period, All-Star has also agreed not to file any registration statement for any shares without the
prior written consent of              .

      INDEMNIFICATION. All-Star, LAMCO and each Portfolio Manager will indemnify the underwriters against some liabilities, including liabilities under the Securities Act of 1933. If we are unable to provide this indemnification, we will contribute to payments the underwriters may be required to make in respect of those liabilities.

      ONLINE OFFERING. A Prospectus in electronic format may be made available on the web sites maintained by one or more of the underwriters participating in this offering. Other than the Prospectus in electronic format, the information on any such web site, or accessible through any such web site, is not part of the Prospectus. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters that will make internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

      CONFLICTS/AFFILIATES. The underwriters and their affiliates have provided, and may in the future provide, various investment banking, commercial banking and other financial services to LAMCO, the Portfolio Managers or All-Star for which services they have received, and may in the future receive, customary fees. In addition, LAMCO is an indirect, wholly-owned subsidiary of Bank of America Corporation.

              CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

                                               ,   will   serve  as   All-Star's
custodian.                    ,  will serve as All-Star's  transfer and dividend
disbursing agent and registrar.

                             VALIDITY OF THE SHARES

      Certain legal matters in connection with the shares offered in this Prospectus have been passed upon by Kirkpatrick & Lockhart Nicholson Graham LLP,
Washington, DC, for All-Star and by                     for the underwriters.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                    PAGE

      Investment Objective and Policies...............................

      Investment Restrictions.........................................

      Investment Advisory and Other Services..........................

      Proxy Voting....................................................

      Trustees and Officers...........................................

      Portfolio Security Transactions.................................

      Taxes...........................................................

      Principal Shareholders..........................................

      Financial Statements............................................

      Appendix A - Proxy Voting Guidelines ...........................

================================================================================



                              _____________ Shares





                                  [Issuer Logo]

                          Liberty All-Star Mid-Cap Fund





                          Shares of Beneficial Interest



                             ----------------------

                                   Prospectus

                                     , 2005

                             ----------------------






UNTIL , 2005, ALL DEALERS THAT BUY, SELL OR TRADE ALL-STAR'S SHARES MAY BE REQUIRED TO DELIVER A PROSPECTUS, REGARDLESS OF WHETHER THEY ARE PARTICIPATING IN THE OFFERING. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

================================================================================


                        - 2 -

                             Subject to Completion
          Preliminary Statement of Additional Information dated , 2005



                         LIBERTY ALL-STAR MID-CAP FUND
                      STATEMENT OF ADDITIONAL INFORMATION

                                     , 2005

Liberty All-Star Mid-Cap Fund ("All-Star" or the "Fund") is a newly-organized, multi-managed, diversified closed-end management investment company. This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Prospectus of All-Star dated , 2005. A copy of the Prospectus may be obtained, without charge, by contacting Liberty Asset Management Company in writing at One Financial Center, Boston, Massachusetts 02111 or by telephone at 1-(800)- - .

TABLE OF CONTENTS                                                   PAGE
-----------------                                                   ----

Investment Objective and Policies......................................

Investment Restrictions................................................

Investment Advisory and Other Services.................................

Proxy Voting...........................................................

Trustees and Officers..................................................

Portfolio Security Transactions........................................

Taxes..................................................................

Principal Shareholders.................................................

Financial Statements...................................................

Appendix A - Proxy Voting Guidelines ..................................

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS STATEMENT OF ADDITIONAL INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                        INVESTMENT OBJECTIVE AND POLICIES

    A description of the investment objective of All-Star and the principal types of securities in which it may invest is contained in the Prospectus under "Investment Objective and Principal Investment Strategies." What follows is additional information regarding securities in which All-Star may invest and investment practices in which it may engage, and additional risks relating thereto.

Bank Obligations
----------------

    Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

    Bank obligations include foreign bank obligations including Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar certificates of deposits and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Foreign bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk and interest rate risk. Additionally, foreign bank obligations are subject to many of the same risks as investments in foreign securities (see "Foreign Equity Securities" below). Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments of the foreign bank's country, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper
----------------

    A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's, respectively. Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;

(2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with an allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

    Among the  factors  considered  by  Moody's  in  assigning  ratings  are the following:  (1)  evaluation  of the  management  of  the  issuer;  (2)  economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Government Securities
---------------------

    Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

    TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

    OBLIGATIONS    OF   AGENCIES    AND    INSTRUMENTALITIES.    Agencies    and
instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include the Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Foreign Equity Securities
-------------------------

    Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

    Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments.

    Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

    There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the obligation. The Fund will normally execute its portfolio securities transactions on the principal stock exchange on which the security is traded.

    The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

    ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on the Fund's exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Fund's ability to invest in emerging market securities.

    Additional costs may be incurred in connection with the Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

Foreign Fixed Income Securities
-------------------------------

    Foreign fixed income securities include debt securities of foreign corporate issuers, certain foreign bank obligations (see "Bank Obligations"), obligations of foreign governments or their subdivisions, agencies and instrumentalities, and obligations of supranational entities such as the World Bank, the European Investment Bank, and the Asian Development Bank. Any of these securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

    The risk of investing in foreign fixed income securities is the same as the risks of investing in foreign equity securities. Additionally, investment in sovereign debt (debt issued by governments and their agencies and instrumentality) can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be available or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to the extent further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Currency Contracts
------------------

    The value of the Fund invested in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to changes in currency exchange rates (referred to as "hedging") the Fund may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contracts. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the market price. The Fund will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act of 1940, as amended (the "1940 Act") or the SEC, the Fund may "cover" its commitment under forward contracts by segregating cash or liquid securities with the Fund's custodian in an amount not less than the current value of the Fund's total assets committed to the consummation of the contracts. Under normal market conditions, no more than 25 percent of the International Stock Fund's assets may be committed to the consummation of currency exchange contracts.

    The Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund will use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

    Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of the Fund's portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. Forecasting short-term currency market movements is very difficult, and there is no assurance that short-term hedging strategies used by the Fund will be successful.

Repurchase Agreements
---------------------

    The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Advisor. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Borrowing
---------

    The Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5 percent of the Fund's total assets are subject to continuous asset coverage. If the 300 percent asset coverage declines as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300 percent asset coverage. Notwithstanding the above, the Fund may not borrow in excess of 5 percent of their assets at any time. The Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Board of Trustees ("Board"), equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300 percent asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Securities
-------------------

    Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions, except as described in the following paragraph); (3)
options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

    Notwithstanding the restrictions applicable to investments in illiquid securities described in the relevant chart below, the Fund may purchase without limit certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus exempt from the Fund's liquidity restrictions.

    Under the supervision of the Board of the Fund, the Advisor determines the liquidity of the Fund's portfolio securities, including Rule 144A securities, and, through reports from the Advisor, the Board monitors trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). If institutional trading in Rule 144A securities declines, the Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Preferred Stock
---------------

    The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

Convertible Securities and Warrants
-----------------------------------

    Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the convertible security if available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

    Warrants are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that the Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

    To the extent the High Yield Fund or the Fixed Income Securities Fund acquires common stock through exercise of conversion rights or warrants or acceptance of exchange or similar offers, the common stock will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management's judgment as to the best obtainable price.

Investments in Small and Unseasoned Companies
---------------------------------------------

    Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may be regarded as speculative.

Zero-Coupon and Pay-in-Kind Securities
--------------------------------------

    A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Options and Futures Strategies
------------------------------

    The effective use of options and future strategies is dependent, among other things, on All-Star's ability to terminate options and futures positions at times when it or its Portfolio Managers deem it desirable to do so. Although All-Star will not enter into an option or futures position unless it believes that a liquid secondary market exists for such option or future, there is no assurance that All-Star will be able to effect closing transactions at any particular time or at an acceptable price. All-Star generally expects that its options and futures transactions will be conducted on recognized securities exchanges. In certain instances, however, All-Star may purchase and sell options in the over-the-counter market. All-Star's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to All-Star. All-Star may not purchase or sell future contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on All-Star's existing futures and premiums paid for such related options would exceed 5% of the market value of All-Star's net assets. Such limitation, however, will not limit All-Star's loss on such contracts and options, which is potentially unlimited.

Writing Covered Put and Call Options on Securities
--------------------------------------------------

    All-Star may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time-to-time as its respective Portfolio Managers determine is appropriate in seeking to attain its objectives. Call options written by All-Star give the holder the right to buy the underlying securities from All-Star at a stated exercise price; put options give the holder the right to sell the underlying security to All-Star at a stated price.

    All-Star may write only covered options, which means that, so long as All-Star is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, All-Star will maintain in a separate account cash or short-term U.S. Government Securities with a value equal to or greater than the exercise price of the underlying securities. All-Star may also write combinations or covered puts and calls on the same underlying security.

    All-Star will receive a premium from writing a put or call option, which increases All-Star's return in the event the option expires unexcercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, All-Star limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, All-Star assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

    All-Star may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. All-Star will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by All-Star.

Purchasing Put and Call Options on Securities
---------------------------------------------

    All-Star may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the use of the put options since All-Star, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, All-Star will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

    All-Star may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since All-Star, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, All-Star will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

Purchase and Sale of Options and Futures on Stock Indices
---------------------------------------------------------

    All-Star may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

    Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

    A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

    If a Portfolio Manager of All-Star expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of All-Star's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in All-Star's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of All-Star's position in such put option or future. All-Star may purchase call options on a stock index or a futures contracts on that index to enable a newly appointed Portfolio Manager to gain immediate exposure to the underlying securities market pending the investment in individual securities of the portion of All-Star's portfolio assigned to it.

    In connection with transactions in stock index options, futures and related options, All-Star will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government Securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

Options on Stock Index Futures Contracts
----------------------------------------

    All-Star may purchase and write call and put options on stock index futures contracts. All-Star may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, All-Star may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices, or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities which All-Star intends to purchase.

Risk Factors in Options and Futures Transactions
------------------------------------------------

    The effective use of options and futures strategies is dependent, among other things, on All-Star's ability to terminate options and futures positions at times when its respective Portfolio Managers deem it desirable to do so. Although All-Star will not enter into an option or futures position unless its Portfolio Managers believe that a liquid secondary market exists for such option or future, there is no assurance that All-Star will be able to effect closing transactions at any particular time or at an acceptable price. All-Star generally expects that its option and futures transactions will be conducted on recognized securities exchanges. In certain instances, however, All-Star may purchase and sell options in the over-the-counter market. All-Star's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to All-Star.

    The use of options and futures involves the risk of imperfect correlation between movements in options and future prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of All-Star's portfolio diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Portfolio Manager to correctly forecast interest rate or general stock market price movements.

Regulatory Matters
------------------

    All-Star will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the rules, regulations and any exemptions promulgated by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC") with respect to such transactions.

                             INVESTMENT RESTRICTIONS

    Unless otherwise indicated, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of a transaction by the Fund.

Fundamental Investment Restrictions.
-----------------------------------

    The following investment restrictions have been adopted for All-Star as fundamental policies and may be changed only by a majority vote (as defined under "Investment Objective, Policies and Risks" in the Prospectus) of All-Star's outstanding shares.

All-Star may not:

    1) COMMODITIES. Purchase or sell physical commodities; except that the Fund may purchase and sell foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

    2) INDUSTRY CONCENTRATION. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

    3) REAL ESTATE. Purchase or sell real estate or any interest therein, except that All-Star may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

    4) LENDING. Lend any security or make any other loan, except to the fullest extent permitted under the 1940 Act or under any exemptive order granted under the 1940 Act, and provided that the Fund may (a) purchase debt obligations consistent with its investment objectives and policies and (b) enter into repurchase agreements.

    5) UNDERWRITING. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

    6) BORROWING. Borrow money except to the extent permitted by the 1940 Act or otherwise permitted by regulatory authority having jurisdiction from time to time or under any exemptive order granted under the 1940 Act.

    7) SENIOR SECURITIES. Issue senior securities, except as permitted under the 1940 Act.

    8) INVESTMENTS IN ANY ONE ISSUER. Purchase securities of any one issuer if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer or cause the Fund to hold more than 10% of an issuer's outstanding voting securities (other than obligations of the U.S. Government and its agencies and instrumentalities or securities of another regulated investment company), with respect to 75% of the assets of the Fund.

Non-Fundamental Investment Restrictions.
---------------------------------------

    The  following  is  a  list  of  non-fundamental   investment   restrictions
applicable to the Fund. These restrictions can be changed by the Board without shareholder approval.

    1) The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

    2) Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in mid-cap equity securities (as described below).

    3) The Fund will not invest more than 25% of its net assets in securities issued by foreign (non-U.S.) issuers.

Other Information Regarding Investment Restrictions.
---------------------------------------------------

    Currently, under the 1940 Act, the Fund generally is not permitted to borrow money in excess of 33 1/3% of the Fund's total assets (including the amount borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

    Currently, under the 1940 Act, the Fund generally is not permitted to lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties.

    Equity securities include, without limitation, common stocks, securities convertible into common stocks, including convertible bonds and preferred stocks, and securities having common stock characteristics, such as rights and warrants to purchase equity securities. The Fund will not change its restriction regarding investment in equity securities unless the Fund provides shareholders with prior written notice.

    Mid-cap securities are deemed to be securities of companies whose market capitalizations are less than or equal to the highest market capitalization of companies included in the Russell Midcap(R) Index or the S&P 400 MidCap Index (whichever capitalization is greater) and greater than or equal to the lowest market capitalization of companies included in these indices (whichever capitalization is lower). If a security is a mid-cap security at the time an investment is made, a later change in one or more of the indices resulting in that security not being within the market capitalization range of an index will not be considered a violation of the restriction regarding investments in mid-cap equity securities. The Fund may not change its restriction regarding investment in mid-cap securities unless the Fund provides shareholders with the notice required by Rule 35d-1 under the 1940 Act, as it may be amended or interpreted by the SEC from time to time.

                     INVESTMENT ADVISORY AND OTHER SERVICES

    As stated under "Management of All-Star" in the Prospectus, Liberty Asset Management Company ("LAMCO") performs the investment management services and is responsible for the administrative services described therein. LAMCO, One Financial Center, Boston, MA 02111, is the Funds' manager. LAMCO is a wholly owned subsidiary of Columbia Management Group, Inc., ("CMG"), which is an indirect wholly owned subsidiary of Bank of America Corporation, a U.S. financial holding company. CMG is located at One Financial Center, Boston, MA 02111. As indicated under "Trustees and Officers" below, all of All-Star's officers are officers of LAMCO, Columbia Management Advisors, Inc. ("CMA") or other affiliates of CMA.

    Reference is made to "Management of All-Star - The Portfolio Managers" in the Prospectus for the names of the controlling persons of All-Star's Portfolio Managers and the names of the individual(s) at each Portfolio Manager primarily responsible for the management of the portion of All-Star's portfolio assigned to it. None of such Portfolio Managers has any affiliation with LAMCO or (except as Portfolio Manager) with All-Star. Portfolio Managers may advise other funds advised by LAMCO from time to time.

    As described under "Management of All-Star" in the Prospectus, All-Star pays LAMCO a fund management fee for its investment management services (from which LAMCO pays the Portfolio Managers' fee), and an administrative fee for its administrative services.

    All-Star's Fund  Management  Agreement and Portfolio  Management  Agreements
will continue in effect until , 2007 and will continue in effect thereafter so long as such continuance is specifically approved annually by (a) the Board or (b) the majority vote of All-Star's outstanding shares (as defined under "Investment Objective and Principal Investment Strategies" in the Prospectus), provided that, in either event, the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of All-Star (the "Disinterested Trustees"), LAMCO or the Portfolio Managers by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund Management Agreement may be terminated on 60 days written notice by either party, and the Portfolio Management Agreements may be terminated on 30 days' notice by any party, and any such agreements will terminate automatically if assigned.

    The Fund will adopt and LAMCO has adopted a Code of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. Copies of LAMCO's Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Custodian; Pricing and Bookkeeping Agent
----------------------------------------

                   (the "Custodian") is the custodian of the portfolio securities and cash of All-Star. As such, the Custodian holds All-Star's portfolio securities and cash in separate accounts on All-Star's behalf and receives and delivers portfolio securities and cash in connection with portfolio transactions initiated by All-Star's Portfolio Managers, collects income due on the portfolio securities and disburses funds in connection with the payment of distributions and expenses.

    CMA, an affiliate of LAMCO, is responsible for providing pricing and bookkeeping services for All-Star under a pricing and bookeeping agreement.
Under a separate agreement, CMA has delegated those functions to             .

Independent Registered Public Accounting Firm
---------------------------------------------

    PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, are the independent registered public accounting firm of All-Star. The independent registered public accounting firm audits and reports on the annual financial statements and provides tax return preparation services and assistance and consultation in connection with the review of various SEC filings.

                                  PROXY VOTING

     All-Star will delegate to LAMCO (and not the Portfolio Managers) the responsibility to vote proxies relating to portfolio securities held by All-Star. In deciding to delegate this responsibility to LAMCO, the Board of All-Star reviewed and approved the policies and procedures adopted by LAMCO. These include the procedures that LAMCO follows when a vote presents a conflict between the interests of LAMCO or its affiliates and the interests of LAMCO's clients, including All-Star.

     LAMCO's policy is to vote all proxies for securities owned by All-Star in a manner considered by LAMCO to be in the best interest of All-Star and its shareholders without regard to any benefit to LAMCO or its affiliates. The best interest of All-Star is defined for this purpose as the interest of enhancing the economic value of All-Star, as LAMCO determines in its sole and absolute discretion. From time to time conflicts of interest may arise in the implementation of these procedures. For example, affiliates of LAMCO may have commercial or investment banking business lines that have interests with respect to issuers of voting securities that could appear to or even actually conflict with LAMCO's duty, in the proxy voting process, to act in the best economic interest of its clients. In addition, LAMCO or an affiliate might manage (or seek to manage) the assets of a benefit plan for an issuer of voting securities. Potential material conflicts of interest are addressed by, among other things, having predetermined voting guidelines. For those proposals that require special consideration, or in instances where special circumstances may require varying from the predetermined guidelines, the proxy committee ("Proxy Committee") determines the vote in the best interest of All-Star, without consideration of any benefit to LAMCO, its affiliates, its other clients or other persons. The Proxy Committee includes representatives of CMA's equity investments, equity research, compliance, legal and fund administration functions and a representative of LAMCO (for the express purpose of monitoring the votes in respect of securities in the Fund and other LAMCO clients). In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, LAMCO's proxy voting policies to ensure consistency with internal policies and regulatory agency policies and to develop additional voting guidelines to assist in the review of proxy proposals.

     The Proxy Committee may vary from a predetermined guideline if it determinates that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of All-Star. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

     Institutional Shareholder Services ("ISS"), a third party vendor, has been retained to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

     LAMCO's proxy voting guidelines and procedures are included in this Statement of Additional Information as Appendix A. Information regarding how All-Star voted proxies relating to portfolio securities during the 12-month period ending June 30, 2005 will be available without charge, upon request, by calling 1-800- - and on the SEC website at http://www.sec.gov.

SOLE TRUSTEE AND OFFICERS

    The names, addresses and ages of the sole Trustee and principal officers of the Fund, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by the Trustee in the fund complex and other directorships they hold are shown below.

SOLE TRUSTEE

                                                                               NUMBER OF
                            TERM OF                                          PORTFOLIOS IN
                          OFFICE AND                                          FUND COMPLEX
    NAME/AGE AND           LENGTH OF       PRINCIPAL OCCUPATION(S)            OVERSEEN BY              OTHER
      ADDRESS(1)            SERVICE      DURING PAST FIVE YEARS               TRUSTEE (2)       DIRECTORSHIPS HELD
      ----------            -------      ----------------------               -----------       ------------------

SOLE DISINTERESTED
TRUSTEE

John J. Neuhauser       Trustee since    Academic Vice President                  107           Saucony, Inc.
 (Age 61)               2005; Term       and Dean of Faculties                                  (athletic
                        expires          since August, 1999, Boston                             footwear)
                                         College (formerly Dean,
                                         Boston College School of
                                         Management from September,
                                         1977 to September, 1999)

------------

(1) The address of the sole Trustee is One Financial Center, Boston, MA 02111-2621.
(2) At December 31, 2004, Mr. Neuhauser also served as trustee or director of the various investment companies in the Columbia family of funds which consisted of 96 open-end and 8 closed-end management investment company portfolios. The "Fund Complex" overseen by the sole Trustee includes All-Star and the Columbia Funds.


PRINCIPAL OFFICERS

    Each person listed below serves as an officer of the Fund.


                                      POSITION WITH FUND AND YEAR
                                       FIRST ELECTED OR APPOINTED                 PRINCIPAL OCCUPATION(S)
NAME/AGE AND ADDRESS(1)                         TO OFFICE                         DURING PAST FIVE YEARS
-----------------------                         ---------                         ----------------------

William R. Parmentier, Jr.            President and Chief Executive    President and Chief Executive Officer of the
  (Age 52)                            Officer since 2005               Liberty All-Star Funds since April, 1999; Chief
                                                                       Investment Officer - External Managers of
                                                                       LAMCO since July, 1998 and Director since
                                                                       April, 2004.

Mark T. Haley, CFA                    Vice President since 2005        Vice President - Investments of the Liberty All-
  (Age 40)                                                             Star Funds since April, 1999, Vice President -
                                                                       Investments of LAMCO since January, 1999.

Fred H. Wofford                       Vice President since 2005        Vice President - Operations of the Liberty All-
  (Age 49)                                                             Star Funds since June, 2003; Director of fUNDS
                                                                       Operations of LAMCO since March, 2003;
                                                                       (formerly Director of Investment Compliance,
                                                                       Deutsche Asset Management from February, 1999 to
                                                                       March, 2003; Manager of Fund Administration,
                                                                       BankBoston 1784 Funds from November, 1995 to
                                                                       February, 1999).

Mary Joan Hoene                       Senior Vice President and        Senior Vice President and Chief Compliance
 (Age 55)                             Chief Compliance Officer         Officer of the Columbia Funds, the Galaxy
                                      since 2005                       Funds, Nations Funds and of the Liberty
                                                                       All-Star Funds since August, 2004 and the BACAP
                                                                       Registered Hedge Funds and Columbia Management
                                                                       Multi-Strategy Hedge Fund since October, 2004;
                                                                       (formerly, Partner, Carter, Ledyard & Milburn
                                                                       LLP from January, 2001 to August, 2004;
                                                                       Counsel, Carter, Ledyard & Milburn LLP from
                                                                       November, 1999 to December, 2000; Vice
                                                                       President and Counsel, Equitable Life Assurance
                                                                       Society of the United States from April, 1998
                                                                       to November, 1999).

J. Kevin Connaughton                  Treasurer since 2005             Treasurer of the Columbia Funds and Liberty
  (Age 40)                                                             All-Star Funds since December, 2000; Vice
                                                                       President of Columbia Management Advisors since
                                                                       April, 2003; (formerly, President of the Columbia
                                                                       Funds from February, 2004 to October, 2004; Chief


                                      POSITION WITH FUND AND YEAR
                                       FIRST ELECTED OR APPOINTED                 PRINCIPAL OCCUPATION(S)
NAME/AGE AND ADDRESS(1)                         TO OFFICE                         DURING PAST FIVE YEARS
-----------------------                         ---------                         ----------------------
                                                                       Accounting Officer and Controller of the Liberty
                                                                       Funds and of the Liberty All-Star Funds from
                                                                       February, 1998 to October, 2000); Treasurer of
                                                                       the Galaxy Funds since September, 2002;
                                                                       (formerly, Treasurer from December, 2002 to
                                                                       December, 2004 and President from February, 2004
                                                                       to December, 2004 of Columbia Management
                                                                       Multi-Strategy Hedge Fund, LLC; Vice President of
                                                                       Colonial Management Associates, Inc. from February,
                                                                       1998 to October, 2000).

Michael G. Clarke                     Chief Accounting Officer         Chief Accounting Officer of the Columbia Funds
  (Age 35)                            since 2005                       and of the Liberty All-Star Funds since October,
                                                                       2004; (formerly, Controller of the Columbia Funds
                                                                       and of the Liberty All-Star Funds from May, 2004
                                                                       to October, 2004; Assistant Treasurer from June,
                                                                       2002 to May, 2004; Vice President, Product
                                                                       Strategy & Development of the Liberty Funds Group
                                                                       from February, 2001 to June, 2002; Assistant
                                                                       Treasurer of the Liberty Funds and of the Liberty
                                                                       All-Star Funds from August, 1999 to February,
                                                                       2001; Audit Manager Deloitte & Touche LLP from
                                                                       May, 1997 to August, 1999).

Jeffery R. Coleman                    Controller since 2005            Controller of the Columbia Funds and Liberty
  (Age 35)                                                             All-Star Funds since October, 2004; (formerly,
                                                                       Vice President of CDC IXIS Asset Management
                                                                       Services, Inc. and Deputy Treasurer of the CDC
                                                                       Nvest Funds and Loomis Sayles Funds from
                                                                       February, 2003 to September, 2004; Assistant Vice
                                                                       President of CDC IXIS Asset Management Services,
                                                                       Inc.. and Assistant Treasurer of the CDC Nvest
                                                                       Funds from August, 2000 to February, 2003; Tax
                                                                       Manager of PFPC Inc. from November, 1996 to
                                                                       August, 2000).

David A. Rozenson                     Secretary                        Secretary of the Liberty All-Star Funds since
  (Age 50)                            since 2005                       December, 2003; Associate General Council of
                                                                       Bank of America Corporation since April, 2004;
                                                                       Senior Counsel, Fleet Boston Financial
                                                                       Corporation from January, 1996 to April 2004;
                                                                       Associate General Counsel, Columbia Management
                                                                       Group from November, 2002 to 2004.

---------------------------

(1) The address of each officer is One Financial Center, Boston, MA 02111-2621.

    Messers. Connaughton, Clarke and Coleman and Ms. Hoene hold the same offices with the Columbia Funds Complex. Each officer of the Fund serves at the pleasure of the Board.

    The term of office of the Trustee will expire on the final adjournment of the Annual Meeting (or special meeting in lieu thereof) in the year specified in the table above.

    The Funds' officers are elected each year by the Board at the first meeting of the Board held after the annual meeting of shareholders. Each Fund officer holds office until the meeting of the Board following the next annual meeting of shareholders, until his or her successor is duly elected by the Board and qualified, or his or her removal, resignation or death.

Role of the Board of Trustees
-----------------------------

    The Board of All-Star is responsible for the overall management and supervision of All-Star's affairs and for protecting the interests of the shareholders. The Board will meet periodically throughout the year to oversee All-Star's activities, review contractual arrangements with service providers for All-Star and review All-Star's performance.

Standing Committees
-------------------

    As of the date of this SAI, the Fund was new and had not yet established any standing committees.

Share Ownership
---------------

    Since All-Star has not yet commenced operations, the sole Trustee does not own All-Star shares as of the date of this SAI. The following table shows the dollar range of equity securities beneficially owned by the Trustee as of December 31, 2004 (i) in the Fund, and (ii) in all funds overseen by the Trustee in the family of investment companies.

                                                      Aggregate Dollar Range of
                                                       Equity Securities Owned
                                                        in All Funds Overseen
                     Name of Sole                      by Trustee in Family of
                  Disinterested Trustee               Investment Companies(2)
                  ---------------------               -----------------------

            John J. Neuhauser(1)...............            Over $100,000

------------

(1)Trustee also serves as a trustee/director of Columbia Fund Complex.
(2)Securities valued as of December 31, 2004.

    As of December 31, 2004, neither the sole Disinterested Trustee nor any of his immediate family members owned beneficially or of record any class of securities of Bank of America Corporation, LAMCO, another investment advisor, sub-advisor or Portfolio Manager of the Fund or any person controlling, controlled by or under common control with any such entity (except as noted in the next paragraph).

    During the calendar years ended December 31, 2004 and December 31, 2003, neither the sole Disinterested Trustee nor any of his immediate family members had any direct or indirect interest in BAS, LAMCO, a Portfolio Manager or any person controlling, controlled by or under common control with BAS, LAMCO or a Portfolio Manager.

    During the calendar years ended December 31, 2004 and December 31, 2003, neither the sole Disinterested Trustee nor any of his immediate family members had any direct or indirect material interest in any transaction or series of similar transactions with (i) a fund managed by LAMCO, a Portfolio Manager or a person controlling, controlled by or under common control with LAMCO or a Portfolio Manager; (ii) LAMCO or a portfolio manager; (iii) any person controlling, controlled by or under common control with LAMCO or a portfolio manager; or (iv) an officer of any of the above.

    During the calendar years ended December 31, 2004 and December 31, 2003, neither the sole Disinterested Trustee nor any of his immediate family members had any direct or indirect relationship with (i) a fund managed by LAMCO,a Portfolio Manager or a person controlling, controlled by or under common control with LAMCO or a Portfolio Manager; (ii) LAMCO or a Portfolio Manager; (iii) a person controlling, controlled by or under common control with LAMCO or a Portfolio Manager; or (iv) an officer of any of the above.

    During the calendar years ended December 31, 2004 and December 31, 2003, no officer of LAMCO, a Portfolio Manager or any person controlling, controlled by or under common control with LAMCO or a Portfolio Manager served on the board of directors of a company where the sole Disinterested Trustee or any of his immediate family members served as an officer.

Board Consideration in Approving the Investment Advisory Contracts
------------------------------------------------------------------

To be filed by amendment.

General
-------

    All-Star's Board will be divided into three classes, each of which has a term of three years expiring with the annual meeting of shareholders in the third year of the term. All-Star holds annual meetings of shareholders to vote on, among other things, the election or re-election of the Trustees whose terms are expiring with that meeting. The terms of ____________expire in 2006, _________ expire in 2007 and _____________________ expire in 2008. All-Star's sole Trustee is also a Trustee/Director of Liberty All-Star Growth Fund, Inc. and Liberty All-Star Equity Fund, other closed-end multi-managed funds managed by LAMCO.

Trustee Compensation
--------------------

    The following table shows, for the year ended December 31, 2004, the compensation received from All-Star by the sole Trustee, and the aggregate compensation paid to the Trustee for service on the Board of the All-Star Equity Fund and the All-Star Growth Fund. All-Star has no bonus, profit sharing or retirement plans.

Compensation Table
------------------

                                Estimated
                                Aggregate      Pension or Retirement
                              Compensation      Benefits Accrued as      Estimated Annual
                                From the           Part of Fund           Benefits Upon           Total Compensation
Name of Trustee                 Fund(1)             Expenses               Retirement           from the Fund Complex
---------------                 -------             --------               ----------           ---------------------
John J. Neuhauser                                    $0                      $0                To be filed by amendment.

(1) Since the Fund has not completed its first fiscal year,  compensation is estimated based upon payments to be made by the Fund during the current fiscal year ending December 31, 2005.

Portfolio Managers

FIDUCIARY MANAGEMENT, INC. ("FIDUCIARY MANAGEMENT")

    OTHER ACCOUNTS. The portion of the Fund allocated to Fiduciary Management will be managed by the firm's investment policy committee, consisting of Ted D. Kellner, Donald S. Wilson, Patrick J. English, Bladen J. Burns and John S. Brandser. The table below provides information regarding the other accounts managed by the investment policy committee. As of December 31, 2004:


                                                             Number of Accounts
                              Number of                      Managed for which       Assets Managed for
                              Accounts    Total Assets       Advisory Fee is         which Advisory Fee is
Type of Account               Managed     Managed            Performance-Based       Performance-Based
Investment Policy
Committee
Registered Investment         2           $450,000,000       None                    None
Companies
Other pooled investment       0           N/A                None                    None
vehicle
Other accounts                321      $ 1,428,900,000       None                    None

    COMPENSATION. All investment professionals are compensated with a base salary and an incentive bonus. Each investment professional is reviewed biannually. His or her incentive bonus is determined based upon his or her contribution to the team and the firm's performance. The amount of the bonus is subjective and is determined by the firm's senior partners. The firm makes an annual contribution for each investment professional to the firm's retirement and profit sharing plan. In addition, investment professionals are given the opportunity to become equity owners in the firm.

M.A. WEATHERBIE & Co., Inc. ("M.A. Weatherbie")

    OTHER ACCOUNTS. The portion of the Fund allocated to M.A. Weatherbie will be managed by Matthew A. Weatherbie. The table below provides information regarding the other accounts managed by Matthew A. Weatherbie.

As of December 31, 2004:

                                                             Number of Accounts
                              Number of                       Managed for which       Assets Managed for
                               Accounts    Total Assets        Advisory Fee is       which Advisory Fee is
Type of Account                Managed      Managed           Performance-Based       Performance-Based
Registered Investment             2         $240,000,000              None                           None
Companies
Other pooled investment           1          $89,000,000              1                       $89,000,000
vehicle
Other accounts                   90       $1,964,000,000              None                           None

    COMPENSATION STRUCTURE. As the sole owner of M.A. Weatherbie, Matthew A. Weatherbie's compensation is directly related to the overall profitability of M.A. Weatherbie.

MAZAMA CAPITAL MANAGEMENT, INC. ("MAZAMA")

    OTHER ACCOUNTS. The portion of the Fund allocated to Mazama will be managed by an Investment Team comprised of portfolio managers and research analysts, including Ronald A. Sauer, Stephen C. Brink, Gretchen M. Novak, Timothy P. Butler and Michael D. Clulow. The table below provides information regarding the other accounts managed by the Investment Team.

As of December 31, 2004:

                                                             Number of Accounts
                              Number of                       Managed for which       Assets Managed for
                               Accounts    Total Assets        Advisory Fee is       which Advisory Fee is
Type of Account                Managed      Managed           Performance-Based       Performance-Based
Registered Investment
Companies                        10      $1,220,000,000              0                         0
Other pooled investment
vehicle                           6      $  190,000,000              0                         0
Other accounts                   64      $4,230,000,000              1                   $104,000,000

    COMPENSATION STRUCTURE. Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

    Each Portfolio Manager and Research Analyst ("Investment Team") receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team manages the portfolios in aggregate terms, focusing on the overall strategy, which is then implemented at the portfolio level. In other words, the Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Instead, they are compensated based on overall fees received by the firm. This incentive compensation structure keeps each member of the team focused on the relative performance of the aggregate portfolio versus its benchmark. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and those of the Russell 3000 Growth Index.

    Equity incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, including founding equity, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.

SCHNEIDER CAPITAL MANAGEMENT CORPORATION ("SCHNEIDER")

   OTHER ACCOUNTS. The portion of the Fund allocated to Schneider will be managed by Arnold C. Schneider III. The table below provides information about the other accounts managed by Mr. Schneider.

As of December 31, 2004:

                                                             Number of Accounts
                              Number of                       Managed for which       Assets Managed for
                               Accounts    Total Assets        Advisory Fee is       which Advisory Fee is
Type of Account                Managed      Managed           Performance-Based       Performance-Based
Registered Investment
Companies                        8         $ 778,000,000            None                   None
Other pooled investment
vehicle                          7        $  637,000,000            None                   None

Other accounts                  40        $2,415,000,000            None                   None

   COMPENSATION STRUCTURE. Mr. Schneider receives a fixed base salary and a bonus that is based upon the overall profitability of the firm.

Description of Certain Material Conflicts of Interest
-----------------------------------------------------

    Material conflicts of interest may arise when an individual with day-to-day management responsibilities for the Fund also manages other funds or accounts. (Information regarding other funds, pooled investment vehicles and accounts managed by the Fund' portfolio managers is set forth in tables above.) These potential material conflicts of interest include the following conflicts:

    ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. From time to time an investment opportunity that is suitable for multiple funds and/or accounts may be limited. In such circumstances the opportunity will have to be allocated among the funds and/or accounts managed by a portfolio manager, decreasing the Fund's ability to participate in the investment opportunity.

    TIME AND FOCUS. A portfolio manager who manages several funds and/or accounts may not devote equal time and attention to all of these funds and/or accounts. This may adversely affect the portfolio manager's performance with respect to the funds and/or accounts to which he or she devotes less time.

    BROKER-DEALER SELECTION. Some broker-dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in higher brokerage fees. (See "Portfolio Security Transactions" below.) These services may benefit certain funds or account more than others. Although the payment of commissions is subject to the requirement that a portfolio manager determines in good faith that the commissions are reasonable in relation to he value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

    COMPENSATION DIFFERENCES. To the extent a fund or account compensates a portfolio manager (either directly or indirectly by paying the portfolio manager's firm) more than other funds or accounts, the portfolio manager might have an economic incentive for certain funds or accounts to succeed more than others. This may be the case where an advisory fee is greater, where a fund or account pays a performance-based fee or where the portfolio manager or his or her firm has an interest in the fund or account.

    ADDITIONAL BUSINESS. LAMCO, the Portfolio Managers or their affiliates may provide more service for some funds or accounts than for others. For example, an affiliate may provide distribution, recordkeeping or administration services for one fund but not for others. This may result in a portfolio manager benefiting, either directly or indirectly, from some funds over others.

    Each of the Portfolio Managers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


                         PORTFOLIO SECURITY TRANSACTIONS

    Each of All-Star's Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the portion of All-Star's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The Portfolio Management Agreements with All-Star provide, in substance, that, except as provided in the following paragraph, in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for All-Star. It is expected that securities will ordinarily be purchased in the primary markets, and that, in assessing the best net price and execution available to All-Star, the Portfolio Manager will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Recognizing these factors, All-Star may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction.

    The Portfolio Management Agreements also provide that LAMCO has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between LAMCO and the Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between LAMCO and the Portfolio Manager) which provide, directly or through third parties, research products and services to LAMCO or to All-Star. The commissions paid on such transactions may exceed the amount of commissions another broker would have charged for effecting that transaction. Research products and services made available to LAMCO through brokers and dealers executing transactions for All-Star involving brokerage commissions include performance, portfolio characteristics, investment style and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio, performance and fee and expense data; data relating to portfolio manager changes by pension plan fiduciaries; quotation equipment; and related computer hardware and software, all of which are used by LAMCO in connection with its selection and monitoring of portfolio managers (including the Portfolio Managers) for All-Star and other multi-managed clients of LAMCO, the assembly of a mix of investment styles appropriate to the investment objective of All-Star or such other clients, and the determination of overall portfolio strategies.

    LAMCO from time to time reaches understandings with each of the Portfolio Managers as to the amount of the All-Star portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to LAMCO and the commissions to be charged to All-Star in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the markets for the types of securities managed by them and other factors.

    These research products and services are used by LAMCO in connection with its management of All-Star, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and other multi-managed clients of LAMCO, regardless of the source of the brokerage commissions. In instances where LAMCO receives from broker-dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

    The Portfolio Managers are authorized to cause All-Star to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including All-Star) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

    Although All-Star does not permit a Portfolio Manager to act or have an affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in compliance with Rule 17e-1 under the Investment Company Act of 1940, as amended.

                                      TAXES

    The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to All-Star. The following is a summary of the material federal income tax consequences with respect to the purchase, ownership and disposition of shares of beneficial interest (the "Shares"). The discussion is based upon the Internal Revenue Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Fund as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the issuance of the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of the Shares, as well as the effects of state, local and non-U.S. tax laws.

    All-Star intends to elect to be treated and to qualify each year as a RIC under the Internal Revenue Code (the "Code"). Accordingly, All-Star intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, All-Star will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

    In order to avoid incurring a federal excise tax obligation, the Code requires that All-Star distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which All-Star paid no federal income tax. Under current law, provided that All-Star qualifies as a RIC for federal income tax purposes, All-Star should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    If All-Star does not qualify as a RIC for any taxable year, All-Star's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, All-Star may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

    All-Star's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to All-Star, defer Fund losses, cause adjustments in the holding periods of securities held by All-Star, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. All-Star may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

    Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be disallowed to the extent of any dividends received with respect to such shares, and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of All-Star within the period beginning 30 days before the disposition of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

    Dividends and distributions on All-Star's shares are generally subject to federal income tax as described herein to the extent they do not exceed All-Star's current year and accumulated earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when All-Star's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when All-Star's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared, to the extent they do not exceed current year and accumulated earnings and profits. Distributions in excess of the funds current year and accumulated earnings and profits will be treated as a return of capital to the investor and therefore not taxable as a dividend. In addition, certain other distributions made after the close of a taxable year of All-Star may be "spilled back" and treated as paid by All-Star (except for purposes of the nondeductible 4% federal excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

    In general, distributions of investment income properly designated by All-Star as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. Only qualified dividend income received by All-Star after

December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of All-Star's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

    Amounts paid by All-Star to individuals and certain other shareholders who have not provided All-Star with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom All-Star has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from All-Star's taxable dividends and other distributions (as well as the gross proceeds of sales of shares), at a rate of 28% for amounts paid during 2005. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

                             PRINCIPAL SHAREHOLDERS

    As of , 2005, all officers and Trustees of All-Star as a group owned less than 1% of the Fund's outstanding shares.

    As of          ,  2005, the following  persons owned of record the number of shares noted below, representing the indicated percentage of the Fund's outstanding equity securities as of such date. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the Fund's outstanding equity securities on such date.

                                               Percentage of the Fund's
                                               ------------------------
Shareholder          Number of Shares            outstanding shares
-----------          ---------------             ------------------
                                                      100%


                              FINANCIAL STATEMENTS

    PricewaterhouseCoopers LLP, are the independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP provides audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

                                   APPENDIX A

                            PROXY VOTING GUIDELINES

                           To be filed by amendment.
T
                           PART C -- OTHER INFORMATION


ITEM 25.  FINANCIAL STATEMENTS AND EXHIBITS

      1. Financial Statements:

            Report of Independent Auditors.

            Statement of Assets and Liabilities.

      2. Exhibits:

            a. Declaration of Trust (filed herewith)

            b. By-Laws (filed herewith)

            c. Voting Trust Agreement - Not applicable

            d. Articles V, VI, VIII AND IX of the Declaration of Trust and
               Articles III, IX, XI, XII and XIII of the By-Laws.

            e. Dividend Reinvestment Plan (to be filed)

            f. Rights of Holders of Long-Term Debt - Not applicable

            g. (1) Form of Fund Management Agreement (to be filed)

               (2) Form of Portfolio Management Agreement between (to be filed)

               (3) Form of Portfolio Management Agreement between (to be filed)

               (4) Form of Portfolio Management Agreement between (to be filed)

               (5) Form of Portfolio Management Agreement between (to be filed)

            h. (1) Form of Underwriting Agreement (to be filed)

               (2) Master Agreement among Underwriters (to be filed)

               (3) Dealer Agreement (to be filed)

            i. Bonus, Profit Sharing, Pension Contracts (None)

            j. Form of Custodian Agreement (to be filed)

            k. (1) Form of Transfer Agency and Service Agreement (to be filed)

               (2) Form of Administration Agreement (to be filed)

            l. Opinion and Consent of Counsel (to be filed)

            m. N/A

            n. Consent of Independent Auditors (to be filed)

            o. Omitted Financial Statements (None)

            p. Letter of Investment Intent (to be filed)

            q. Model Retirement Plan - Not applicable

            r. Code of Ethics

               (1) Fund (to be filed)

               (2) Adviser (to be filed)

               (3) Sub-Advisers (to be filed)

               (4) Underwriter (to be filed)

ITEM 26.  MARKETING ARRANGEMENTS

      (To be provided by Amendment).

ITEM 27.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

      Securities and Exchange Commission Fees...............      $[          ]
      New York Stock Exchange Listing Fees..................       [          ]
      NASD, Inc. Fees   ....................................       [          ]
      Federal Taxes     ....................................       [          ]
      State Taxes and Fees..................................       [          ]
      Printing and Engraving Expenses.......................       [          ]
      Legal Fees        ....................................       [          ]
      Trustee Fees      ....................................       [          ]
      Accounting Expenses...................................       [          ]
      Miscellaneous Expenses................................       [          ]

            Total       ....................................      $
                                                                   ============
                                                                   [          ]
                                                                   ============

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      (To be provided by amendment)

ITEM 29.  NUMBER OF HOLDERS OF SECURITIES

                                             NUMBER OF RECORD STOCKHOLDERS AS OF
            TITLE OF CLASS                           MARCH 22, 2005
            --------------                           --------------

      Shares of beneficial interest, par
       value $0.0001 per share                              One

ITEM 30.  INDEMNIFICATION

      Provisions  of Article V of the  Declaration  of Trust as filed as Exhibit
(a) hereto states:

      SECTION 5.1 NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. All Persons dealing or contracting with the Trustees as such or with the Trust or having any claim against the Trust shall have recourse only to the Trust for the payment of their claims or for the payment or satisfaction of claims, obligations or liabilities arising our of such dealings or contracts. No Trustee, officer, employee or agent of the Trust whether past, present or future, shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonable incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

      SECTION 5.2 NON-LIABILITY OF TRUSTEE, ETC. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of his office.

      SECTION 5.3 MANDATORY INDEMNIFICATION. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonable incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b) No indemnification shall be provided hereunder to a Trustee or officer:

            (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

            (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust

            (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

            (A) by vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

            (B) by written opinion of independent legal counsel.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators, and assigns of such Person. Noting contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

      (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this
Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either

            (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

            (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

      As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the

Commission, and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

      SECTION 5.4 NO BOND REQUIRED OF TRUSTEES. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

      SECTION 5.5 NO DUTY OF INVESTIGATION; NOTICE IN TRUST INSTRUMENTS, etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees shall recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders, individually, but bind only the trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees or Shareholders individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

      SECTION 5.6 RELIANCE ON EXPERTS, ETC. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon any opinion of counsel, or upon reports made to the trust by any of its officers or employees selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Liberty Asset Management Company, the Registrant's Fund Manager, was organized on August 16, 1985 and is primarily engaged in the corporate administration of and the provision of its multi-management services for the Registrant, Liberty All-Star Equity Fund, and Liberty All-Star Growth Fund, other multi-managed closed-end investment companies. It also provides its multi-management services to Liberty All-Star Equity Fund, Variable Series, a multi-managed open-end investment company which serves as an investment vehicle for variable annuity contracts issued by affiliated insurance companies.

      Information regarding the business of Liberty Asset Management Company and its officers and directors is set forth in the Prospectus and in the Statement of Additional Information and is incorporated herein by reference.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

      All  accounts,  books and other  documents  required to be  maintained  by
Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act"), and the rules promulgated thereunder with respect to the Registrant are maintained at its principal executive offices at One Financial Center, Boston, MA 02111. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's transfer agent or custodian.

ITEM 33.  MANAGEMENT SERVICES

      None.

ITEM 34.  UNDERTAKINGS

      1. The Registrant hereby undertakes to suspend the offering of its shares until it amends its Prospectus if:

            (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

            (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

      2.    N/A

      3.    N/A

      4.    N/A

      5.    The Registrant hereby undertakes that:

            (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

            (2) For the purposes of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

      6. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the State of Massachusetts, on the 22nd day of March, 2005.

                                           LIBERTY ALL-STAR MID-CAP FUND


                                          By: /s/ William R. Parmentier, Jr.
                                             ----------------------------------
                                             Name:   William R. Parmentier., Jr.
                                             Title:  President and Chief
                                                     Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                TITLE                     DATE
---------                                -----                     ----

                                  President and Chief
/s/ William R. Parmentier, Jr.     Executive Officer              3-22-05
-------------------------------                                   -------
    William R. Parmentier, Jr.

/s/ J. Kevin Connaughton               Treasurer                  3-22-05
-------------------------------                                   -------
    J. Kevin Connaughton

/s/ John J. Neuhauser                Sole Trustee                 3-22-05
-------------------------------                                   -------
    John J. Neuhauser

                          LIBERTY ALL-STAR MID-CAP FUND

                                  EXHIBIT INDEX


EXHIBIT                 DOCUMENT DESCRIPTION
-------                 --------------------

   1.                   Declaration of Trust

   2.                   By-Laws